                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                          WESTERN DIGITAL CORPORATION
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                          WESTERN DIGITAL CORPORATION
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________
- - --------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:_________________________________________________

    (2) Form, Schedule or Registration Statement No.:___________________________

    (3) Filing Party:___________________________________________________________

    (4) Date Filed:_____________________________________________________________

Notes:

                          WESTERN DIGITAL CORPORATION
                            8105 Irvine Center Drive
                            Irvine, California 92718
                                    ________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 10, 1994

To the Shareholders of
WESTERN DIGITAL CORPORATION

     The Annual Meeting of Shareholders of Western Digital Corporation, a Delaware corporation (the "Company"), will be held at the Company's principal executive offices, 8105 Irvine Center Drive, Irvine, California, on Thursday, November 10, 1994, at 10:00 a.m. for the following purposes:

          1. To elect ten directors to serve until the next annual meeting of shareholders of the Company and until their successors are elected and qualified;

          2. To approve the amendment and restatement of the Company's Employee Stock Option Plan which will (i) authorize and reserve for issuance an additional 2,250,000 shares (subject to antidilution adjustments specified in the plan) of the Company's Common Stock which may be issued pursuant to the terms of such plan; (ii) establish 400,000 shares (subject to antidilution adjustments specified in the plan) of the Company's Common Stock as the maximum number of shares with respect to which an option or options may be granted to any employee in any one taxable year of the Company; (iii) provide for the termination of such plan on November 10, 2004; and (iv) effect other changes to the plan as described in the Proxy Statement;

          3. To approve an amendment to the Company's Stock Option Plan for Non-Employee Directors which will extend the term of such plan for an additional ten-year period;

          4. To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Company for the fiscal year ending June 30, 1995; and

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on September 16, 1994 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND WISH TO DO SO, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                              By Order of the Board of Directors

                              Robert L. Erickson
                              Vice President and Secretary
Irvine, California
October 3, 1994

                          WESTERN DIGITAL CORPORATION
                            8105 Irvine Center Drive
                            Irvine, California 92718

                                    ________

                                PROXY STATEMENT
                                    ________

                         ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 10, 1994

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Western Digital Corporation, a Delaware corporation (the "Company"), for use at the Company's 1994 Annual Meeting of Shareholders to be held on November 10, 1994 at 10:00 a.m. (the "Meeting") and at any and all adjournments and postponements of the Meeting. The Meeting will be held at the Company's principal executive offices, 8105 Irvine Center Drive, Irvine, California. This Proxy Statement and the accompanying form of proxy will be first mailed to shareholders on or about October 3, 1994.

     The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, Proxy Statement and form of proxy and the cost of soliciting proxies will be paid by the Company. Proxies may be solicited in person or by telephone, telegraph or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company will pay brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals. In addition, the Company has engaged D.F. King & Co., Inc., New York, New York, to assist in soliciting proxies for a fee of approximately $5,000 plus reimbursement of reasonable out-of-pocket expenses.

                                     VOTING

     The close of business on September 16, 1994 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. On that date there were 45,281,377 shares of the Company's Common Stock outstanding. Each share is entitled to one vote on any matter that may be presented for consideration and action by the shareholders at the Meeting. The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournments and postponements thereof. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     Each proxy will be voted FOR (i) the election of the ten director nominees named herein; (ii) approval of the amendment and restatement of the Company's Employee Stock Option Plan; (iii) approval of the amendment to the Company's Stock Option Plan for Non-Employee Directors; and (iv) ratification of the selection of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending June 30, 1995, unless the shareholder otherwise directs in his or her proxy. Where the shareholder has appropriately directed how the proxy is to be voted, it will be voted according to the shareholder's direction. Any shareholder has the power to revoke his or her proxy at any time before it is voted at the Meeting by submitting a written notice of revocation to the Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the shareholder who executed it is present at the Meeting and elects to vote the shares represented thereby in person.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information, as of September 21, 1994, with respect to those known by the Company to be beneficial owners of more than five percent (5%) of the outstanding shares of the Company's Common Stock. On September 21, 1994, there were 45,287,449 shares of Common Stock outstanding.


                                       Amount and
Name and Address of                     Nature of           Percent
Beneficial Owner                  Beneficial Ownership     of Class
- - -------------------               --------------------     --------
FMR Corp.                                   5,968,900(1)      13.18%
82 Devonshire Street
Boston, Massachusetts 02109

(1) Includes 5,820,000 shares beneficially owned by Fidelity Management & Research Company and 148,900 shares beneficially owned by Fidelity International Limited. FMR Corp. has sole voting power with respect to zero shares and sole dispositive power with respect to 5,820,000 shares. Fidelity International Limited has sole voting and dispositive power with respect to all the shares it beneficially owns.

     All information with respect to beneficial ownership of the shares referred to above and under "Security Ownership of Management" below is based on filings made by the respective beneficial owners with the Securities and Exchange Commission (the "Commission") or information provided to the Company by such beneficial owners.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of September 1, 1994 by each of the present directors, by each of the executive officers named in the Summary Compensation Table beginning on page 9, and by all directors and executive officers as a group. On September 1, 1994, there were 45,253,954 shares of Common Stock outstanding. The number of shares beneficially owned is deemed to include shares of the Company's Common Stock as to which the directors or officers have or share either investment or voting power. Unless otherwise stated, and except for voting powers held jointly with a person's spouse, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

                                                                      Right to Acquire
                                                 Number of            Ownership Under
                                                  Shares            Options Exercisable     Percent of
Beneficial Owner                            Beneficially Owned       Within 60 Days (1)      Class (2)
- - ----------------                            ------------------      -------------------     ----------
Charles A. Haggerty                                     9,477                  131,626
I. M. Booth                                            10,000                   30,000
Andre R. Horn                                           6,000                   15,000
Irwin Federman                                         30,000                        0
Anne O. Krueger                                         1,100                   30,000
George L. Bragg                                       130,500                   47,681(3)
Stephen B. Schwartz                                     2,500                    5,000
Thomas E. Pardun                                        5,000                   15,000
James A. Abrahamson                                         0                        0
Peter D. Behrendt                                           0                        0
Kathryn A. Braun                                            0                   82,210(4)
D. Scott Mercer                                         7,010                   40,625
David W. Schafer                                       11,034                   26,030
Robert L. Erickson                                     22,165                   48,266(5)
All Directors and Executive Officers as               271,358(6)               492,768(7)         1.67%
 a group
(18 persons including those named above)

(1) Shares which the party or group has the right to acquire within 60 days after September 1, 1994 upon the exercise of stock options or the conversion of 9% Convertible Subordinated Debentures Due 2014 ("Subordinated Debentures").

(2) Percentage information is omitted for each of the named individuals because his or her beneficially owned shares represent less than 1% of the outstanding shares of the Company's Common Stock.

(3) Includes 27,681 shares issuable upon conversion of Subordinated Debentures held directly.

(4) Includes 3,802 shares issuable upon conversion of Subordinated Debentures held in trust by the Company's Savings and Profit Sharing Plan.

(5) Includes 11,806 shares issuable upon conversion of Subordinated Debentures held in trust by the Company's Savings and Profit Sharing Plan.

(6) Includes 7,662 shares allocated to the accounts of such individuals under the Company's Savings and Profit Sharing Plan, as of July 31, 1994.

(7) Includes 43,741 shares issuable upon conversion of Subordinated Debentures held directly or in trust for such individuals by the Company's Savings and Profit Sharing Plan.

                             ELECTION OF DIRECTORS

Nominees for Election

     The Company's directors are elected at each annual meeting of shareholders. Currently, the number of authorized directors of the Company is ten. At the Meeting, ten directors, which make up the entire authorized membership of the Board of Directors at such time, will be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The nominees receiving the greatest number of votes at the Meeting up to the number of authorized directors will be elected.

     The nominees for election as directors at the Meeting set forth in the table below are all incumbent directors. All the nominees were elected at the 1993 Annual Meeting of Shareholders with the exception of Messrs. Abrahamson and Behrendt, who were elected by the Board of Directors on March 29 and July 21, 1994, respectively. Each of the nominees has consented to serve as a director if elected. Unless authority to vote for any directors is withheld in a proxy, it is intended that each proxy will be voted FOR such nominees. In the event that any of the nominees for director should before the Meeting become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. To the best of the Company's knowledge, all the nominees will be available to serve.

     The following biographical information is furnished with respect to each of the ten nominees for election at the Meeting.

Nominee                         Age      Principal Occupation      Director Since
- - -------                         ---   --------------------------   --------------
Charles A. Haggerty (1)          53   Chairman of the Board,                 1993
                                      President and Chief
                                      Executive Officer of the
                                      Company
I.M. Booth (2)                   62   Chairman, President and                1985
                                      Chief Executive Officer
                                      of Polaroid Corporation,
                                      a manufacturer of
                                      photographic film and
                                      equipment
Andre R. Horn (3)                66   Retired.  Former Chairman              1985
                                      of the Board of Joy
                                      Manufacturing Company, a
                                      maker of heavy machinery,
                                      and former Chairman of
                                      Needham & Company, Inc.,
                                      an investment banking firm
Irwin Federman (4)               59   Partner of U.S. Venture                1986
                                      Partners, a venture
                                      capital investment firm
Anne O. Krueger (5)              60   Professor of Economics,                1989
                                      Stanford University
George L. Bragg (6)              62   President and Chief                    1990
                                      Executive Officer of
                                      Nichols Institute, a
                                      provider of clinical
                                      testing services
Stephen B. Schwartz (7)          59   Retired.  Former Senior                1993
                                      Vice President,
                                      International Business
                                      Machines Corporation
Thomas E. Pardun (8)             51   President and Chief                    1993
                                      Executive Officer of U S
                                      WEST Multimedia
                                      Communications Group, a
                                      subsidiary of U S WEST,
                                      Inc., a diversified
                                      communications company
James A. Abrahamson (9)          61   Chairman of the Board of               1994
                                      Oracle Corporation, an
                                      information management
                                      software and services
                                      company
Peter D. Behrendt (10)           55   Chairman, President and                1994
                                      Chief Executive Officer
                                      of Exabyte Corporation, a
                                      manufacturer of computer
                                      tape storage products

(1) Mr. Haggerty joined the Company as President in June 1992 and has been a director since January 1993. He assumed the additional positions of Chairman and Chief Executive Officer on June 30, 1993. Prior to joining the Company, he spent his 28-year business career in various positions at IBM. In 1987, he became IBM's Vice President of Worldwide Operations for the AS/400. He then served as Vice President/General Manager, Low-End Mass-Storage Products, responsible for operations in the United States, Japan and the United Kingdom. Immediately prior to joining the Company, he held the position of Vice President of IBM's worldwide OEM storage marketing. Mr. Haggerty also serves as a director of Pentair, Inc.

(2) Mr. Booth has served in his present position for more than five years. He also serves as a director of Polaroid Corporation, John Hancock Mutual Life Insurance Company and State Street Bank.

(3) Mr. Horn retired in 1991 after having served as Chairman of Needham & Company, Inc. from 1985 to March 1991. He serves as a director of Varco International, Inc., Remec and GTI Corporation. Needham & Company, Inc., has from time to time acted as an investment banker for the Company.

(4) Mr. Federman assumed his present position in April 1990. From February 1988 until that time, he was a Managing Director of Dillon, Read & Co., Inc. He also serves as a director of Komag, Inc. and Electronics for Imaging, Inc.

(5) Dr. Krueger assumed her present position on July 1, 1993. From January 1987 until that time, she served as Arts and Sciences Professor of Economics in the Department of Economics at Duke University. She also serves as a director of Nordson Corporation.

(6) Mr. Bragg assumed his present position in September 1993. From March 1993 until that time, Mr. Bragg was President of George Bragg & Associates, a management and investment consulting firm. Prior to that time, Mr. Bragg was an officer of the Company from July 1991 to March 1993 serving in various positions including Vice Chairman of the Board, Vice President of Human Resources and Chief Financial Officer. He served as Chairman and President of Boston Street Capital, a management and investment consulting firm, from September 1990 until December 1993. From July 1989 until September 1990, he served as Chairman of the Board, Chief Executive Officer and President of Sooner Federal Savings Association. He also serves as a director of Old America Stores, Inc., Nichols Institute and Leasing Solutions, Inc.

(7) Mr. Schwartz retired from IBM in December 1992. Mr. Schwartz joined IBM in 1957 and held various key executive assignments, including Vice President of Communications Systems and General Manager of IBM Kingston, New York; Vice President, Asia Staff Operations; President and Chief Executive, Satellite Business Systems; President, Systems Products Division; and General Manager of Applications Business Systems. He also serves as a director for Niagara Mohawk Power Corporation.

(8) Mr. Pardun assumed his present position in April 1993. From May 1988 until that time, he served in key executive positions with U S WEST Multimedia Communications Group as Vice President, Marketing and Planning and as Vice President and General Manager, Business and Government Services.

(9) Mr. Abrahamson joined Oracle Corporation in October 1992. From October 1989 to September 1992, he served in key executive positions with Hughes Aircraft Company, including Executive Vice President for Corporate Development and President of the Transportation Sector. Prior to October 1989, Mr. Abrahamson served 33 years in the United States Air Force, rising to the rank of Lieutenant General.

(10) Mr. Behrendt joined Exabyte Corporation as President and director in July 1987. In July 1990 he was elected to the additional position of Chief Executive Officer, and in January 1992 he was appointed Chairman of the Board of Exabyte.

Committees and Meetings

     The executive committee of the Board of Directors currently consists of Messrs. Haggerty, Abrahamson, Bragg, Federman and Horn and Dr. Krueger. Between meetings of the Board of Directors, the executive committee may exercise all of the powers of the Board (except those powers expressly reserved by applicable law to the Board) in the management and direction of the business and conduct of the affairs of the Company in all cases in which specific directions have not been given by the Board.

     The audit committee of the Board of Directors currently consists of all non-employee directors. The audit committee reviews, acts on and reports to the Board of Directors with respect to various financial reporting and accounting practices and consults with the Company's independent accountants and management with respect thereto. The committee (a) reviews, prior to publication, the Company's annual financial statements; (b) reviews the scope of the current annual audit and fees therefor, and the results of the prior year's audit; (c) reviews the Company's accounting and financial reporting practices; (d) reviews the Company's system of internal accounting controls; (e) reviews the scope of any other services to be performed by the independent accountants; (f) recommends the retention or replacement of the independent accountants; (g) reviews the adequacy of the Company's accounting and financial personnel resources; and (h) reviews and considers any other matters relative to the audit of the Company's accounts and the preparation of its financial statements and reports that the committee deems appropriate.

     The compensation committee of the Board of Directors currently consists of Messrs. Federman, Abrahamson, Behrendt, Booth, Horn, Pardun and Schwartz and Dr. Krueger. The compensation committee advises the Board of Directors with respect to various human resource matters, including compensation, and administers the Company's Employee Stock Option Plan, Employee Stock Purchase Plan and Savings and Profit Sharing Plan.

     The Board of Directors acts as a committee of the whole with respect to nominations for membership on the Board. The nominating committee reviews and makes recommendations to the Board of Directors regarding nominees for directors and committee assignments for the Board of Directors. The nominating committee will consider nominees recommended by shareholders. A shareholder desiring to make such a recommendation should submit the name, address, telephone number and qualifications of the proposed nominee in writing to Robert L. Erickson, Secretary of the Company, 8105 Irvine Center Drive, Irvine, California 92718.

     During the Company's fiscal year ended June 30, 1994 ("fiscal year 1994"), there were seven meetings of the Board of Directors, one meeting of the executive committee, four meetings of the audit committee, five meetings of the compensation committee and three meetings of the nominating committee. While a director, each of the current Board members attended 75% or more of the meetings of the Board of Directors and meetings of the committees on which he or she served during such period.

Director Compensation

Cash Compensation

     Directors who are not employees of the Company receive an annual retainer of $22,000, plus compensation of $2,000 for each session (day or consecutive days) during which they attend a Board meeting or meeting of a committee of the Board, $500 for each meeting held by telephone conference, and reimbursement for travel expenses. In addition, the chairman of each committee of the Board receives an annual retainer of $2,000. Mr. Haggerty, who is an employee of the Company, does not receive any compensation for his services as a director.

Non-Employee Directors Stock-for-Fees Plan

     The Non-Employee Directors Stock-for-Fees Plan was approved by a vote of the shareholders on November 19, 1992 and became effective January 1, 1993. Under the plan, each non-employee director may elect to receive shares of the Company's Common Stock in lieu of any or all of the annual retainer fee and meeting attendance fees otherwise payable in cash to such non-employee director for that calendar year. Pursuant to the plan, on each date that an electing director becomes entitled to payment of director fees, the Company shall grant to the director that number of shares of Common Stock that is determined by dividing the amount of the cash fee the director would have received but for the election by the fair market value of the Common Stock on that date. No shares were issued under the plan in fiscal years 1994 and 1993.

     The maximum aggregate number of shares of Common Stock that may be issued under the plan is 200,000 shares, subject to antidilution adjustments. The plan will terminate on December 31, 2002 unless it is terminated by earlier action of the Board of Directors. The Board of Directors has the power to suspend, discontinue or amend the plan at any time; provided, however, that no amendment will be effective without shareholder approval, if such shareholder approval is required under any law or regulation binding on the Company.

Deferred Compensation Plan

     The Company adopted a new Deferred Compensation Plan as of May 15, 1994 under which all directors and employees selected for participation by the compensation committee of the Board were permitted to defer payment of compensation otherwise payable to them by the Company. Directors who elected to participate were permitted to defer a minimum of $3,000 per calendar year and up to 100% of their compensation. Interest was guaranteed to accrue at a rate of between 3% and 4.5% for the calendar year 1994, with future rates determined prior to the beginning of that year based upon results of the preceding year.

     Messrs. Federman and Pardun were the only directors participating in the plan and pursuant thereto, they each deferred $2,000 in compensation earned in fiscal year 1994.

Stock Option Plan for Non-Employee Directors

     The Company has a Stock Option Plan for Non-Employee Directors (the "Directors Plan") under which options to purchase the Company's Common Stock are granted to the Company's non-employee directors. The Directors Plan was adopted by the Board and approved by the shareholders in 1985.

     The aggregate number of shares that may be issued upon exercises of options granted under the Directors Plan may not exceed 800,000, subject to antidilution adjustments. If any outstanding option granted under the Directors Plan expires or is terminated, the shares of Common Stock subject to the unexercised portion of the option will again be available for options under the plan. Options to purchase the Company's Common Stock are automatically granted under the Directors Plan to eligible non-employee members of the Board ("Eligible Directors"). A director is an Eligible Director with respect to any option to be granted to him or her under the plan if, at the time of the option's grant, he or she is not then an employee of the Company or any of its subsidiaries and has not been an employee of the Company or any subsidiary since the beginning of the Company's preceding fiscal year.

     Each Eligible Director, as of the effective date of his or her first appointment to the Board of Directors or election as a director by the shareholders, whichever is earlier, has received or will receive a one-time option to purchase 20,000 shares of Common Stock (an "Initial Option"), subject to antidilution adjustments. In addition to Initial Options, Eligible Directors may receive other options ("Additional Options") under the Directors Plan. Six months after the exercise or termination of an Initial Option or any other Additional Option held by an Eligible Director, the Eligible Director will automatically be granted an Additional Option to purchase a number of shares equal to the number of shares purchased upon such option exercise or the number of shares subject to the unexercised portion of the terminated option, as the case may be. The maximum number of shares of the

Company's Common Stock which may be issued upon the exercise of all Additional Options granted to any director may not exceed 30,000 shares (subject to antidilution adjustments), and the total number of shares that may be issued to any director may not exceed 50,000 shares (subject to antidilution adjustments), excluding options for 10,000 shares granted to each Eligible Director elected at the 1989 Annual Meeting of Shareholders.

     A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, will cause each outstanding option granted under the Directors Plan to terminate, unless the agreement of merger or consolidation otherwise provides. If such a dissolution, liquidation, merger or consolidation will cause outstanding options to terminate, each optionee will have the right immediately prior to such dissolution, liquidation, merger or consolidation to exercise his or her unexpired options in whole or in part without regard to vesting limitations.

     The exercise price per share for each option granted under the Directors Plan will be equal to 100% of the fair market value (as defined in the Directors
Plan) of a share of Common Stock on the date the option is granted, subject to antidilution adjustments. The exercise price of options may be paid in cash or by transferring shares of the Company's Common Stock to the Company for redemption at their fair market value.

     From July 1, 1991 through June 30, 1994, options to purchase up to 110,000 shares of Common Stock having a weighted average exercise price per share of $9.53 were issued to six non-employee directors under the Directors Plan. A total of 52,900 shares were purchased during that period upon exercise of options granted under the Directors Plan.

Other Matters

     Mr. Bragg served as the Chairman, Chief Executive Officer and President of Sooner Federal Savings Association from July 1989 to September 1990. At the time Mr. Bragg joined Sooner Federal, it was experiencing severe financial difficulties. Sooner Federal was unable to recover from these difficulties and the Resolution Trust Corporation was appointed as the receiver for Sooner Federal in September 1990.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The executive compensation disclosure in the following section of this proxy statement reflects compensation for the named executives.

Summary Compensation Table

     The following table sets forth the compensation paid to the Company's Chief Executive Officer and the four other most highly paid executive officers for fiscal years 1994, 1993 and 1992.

                                                                                         Long-Term
                                                     Annual Compensation                Compensation
                                                  -------------------------         ---------------------
                                                                                           Awards
                                                                                    Securities Underlying        All Other
Name and Principal Position                Year   Salary ($)   Bonus ($)(1)          Options/SARs (#)(2)     Compensation($)(3)
- - ---------------------------                ----   ----------   ------------         ---------------------    ------------------
Charles A. Haggerty                        1994     450,000       487,163                     50,000               82,744
Chairman, President &                      1993     300,000         3,460                    201,000              109,031
Chief Executive Officer                    1992      25,000         1,000                    100,000                    *
Kathryn A. Braun                           1994     265,750       292,549                     20,000                6,487
Executive Vice President,                  1993     247,500         2,791                     63,750                5,908
Storage Products                           1992     220,000             0                     20,000                    *
D. Scott Mercer                            1994     256,441       180,374                     37,000               68,676
Executive Vice President,                  1993     222,250        55,035                     30,000              136,986
Chief Financial & Administrative Officer   1992     199,098        25,000                     70,000                    *
David W. Schafer                           1994     182,500       118,286                     10,000                6,787
Vice President, Worldwide Sales            1993     177,410         5,539                     13,500                5,694
                                           1992     160,000        15,000                      5,000                    *
Robert L. Erickson                         1994     190,765       101,620                     10,000                4,905
Vice President, Law and Secretary          1993     180,000         2,030                     10,000                4,252
                                           1992     160,000             0                     10,000                    *

* In accordance with transitional provisions applicable to the revised rules for executive compensation disclosure adopted by the Securities and Exchange Commission, amounts of All Other Compensation are excluded for fiscal year 1992.

(1)  The amounts disclosed in the "Bonus" column represent:

        (a) payments pursuant to the Incentive Compensation Plan for Management in fiscal year 1994 to each of Mr. Haggerty ($449,000), Ms. Braun ($270,000), Mr. Mercer ($158,652), Mr. Schafer ($86,001) and Mr.
             Erickson ($78,512);
        (b) contributions to the Company's Profit Sharing Plan in fiscal years 1994 and 1993, respectively, on behalf of each of Mr. Haggerty ($38,163, $3,460), Ms. Braun ($22,549, $2,791), Mr. Mercer
             ($21,722, $2,535), Mr. Schafer ($15,616, $1,961) and Mr. Erickson
             ($16,108, $2,030);
        (c)  a relocation bonus of $1,000 paid to Mr. Haggerty in fiscal year
             1992;
        (d) a guaranteed bonus of $52,500 paid to Mr. Mercer in fiscal year 1993 and a relocation bonus of $25,000 paid to him in fiscal year 1992;
        (e) sales incentive bonuses of $16,669, $3,578 and $15,000 paid to Mr. Schafer in fiscal years 1994, 1993 and 1992, respectively; and
        (f) a bonus of $7,000 paid to Mr. Erickson in fiscal year 1994 in connection with the sale of the wafer fabrication facility to Motorola.

(2)  The Company does not grant stock appreciation rights.

(3)  The amounts disclosed in the "All Other Compensation" column represent:

        (a) payments by the Company for relocation expenses on behalf of Mr. Haggerty ($75,252 in 1994, $104,393 in 1993) and Mr. Mercer
             ($61,706 in 1994, $128,464 in 1993);
        (b) contributions to the Company's Savings Plan, a 401(k) plan, on behalf of each of Mr. Haggerty ($5,188 in 1994, $3,438 in 1993), Ms. Braun ($4,549 in 1994, $3,970 in 1993), Mr. Mercer ($5,481 in
             1994, $6,584 in 1993), Mr. Schafer ($5,363 in 1994, $4,490 in 1993)
             and Mr. Erickson ($4,905 in 1994, $4,252 in 1993); and
        (c) premiums paid by the Company for term life insurance on behalf of each of Mr. Haggerty ($2,304 in 1994, $1,200 in 1993), Ms. Braun ($1,938 in 1994, $1,938 in 1993), Mr. Mercer ($1,489 in 1994,
             $1,938 in 1993) and Mr. Schafer ($1,424 in 1994, $1,204 in 1993).

Option/SAR* Grants in Last Fiscal Year

     The following table sets forth information regarding stock options granted to the named executive officers during the fiscal year ended June 30, 1994.

                                                                                                    Potential Realizable Value
                                                                                                    at Assumed Annual Rates of
                                                                                                     Stock Price Appreciation
                                                                    Individual Grants                  for Option Term (2)
                                                      ------------------------------------------    -------------------------
                                     Number            % of Total
                                  of Securities       Options/SARs
                                   Underlying          Granted to      Exercise or
                                  Options/SARs        Employees in      Base Price    Expiration
Name                             Granted (#)(1)        Fiscal Year        ($/sh)         Date        5% ($)         10% ($)
- - --------------------             --------------       ------------     -----------    ----------    --------      ----------
Charles A. Haggerty                  50,000                 2.7        $13.875         05/19/04      $436,296      $1,105,659
Kathryn A. Braun                     20,000                 1.1         13.875         05/19/04       174,518         442,264
D. Scott Mercer                      20,000                 1.1          3.875         07/22/03        48,739         123,515
                                     17,000                  .9         13.875         05/19/04       148,341         375,924
David W. Schafer                     10,000                  .5         13.875         05/19/04        87,259         221,132
Robert L. Erickson                   10,000                  .5         13.875         05/19/04        87,259         221,132

*  The Company does not grant Stock Appreciation Rights.

(1) All options were granted under the Company's Employee Stock Option Plan (the "Employee Plan") adopted in 1978. The options described in this column were granted on July 22, 1993 and May 19, 1994, and vest over a period of four years according to the following schedule: 25% on the first anniversary of the grant date and 6.25% at the end of each three month period thereafter. The options have a term of 10 years unless the optionee ceases to be employed by the Company, in which case the options will no longer vest and shall terminate three months after the optionee's last day of employment with the Company. The Employee Plan is currently administered by the compensation committee, which has broad discretion and authority to construe and interpret the Employee Plan and to modify outstanding options.

(2) Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant to the expiration date. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation. Actual gains, if any, are dependent on the future market price of the Company's Common Stock.

Aggregated Option/SAR* Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

     The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise in fiscal year 1994 by the Company's executive officers named in the Summary Compensation Table.
The table also sets forth the number of shares covered by exercisable and unexercisable options held by such executives on June 30, 1994, and the aggregate gains that would have been realized had these options been exercised on June 30, 1994, even though these options were not exercised, and the unexercisable options could not have been exercised, on June 30, 1994.


                                                                     Number of Securities Underlying       Value of Unexercised
                                                                         Unexercised Options/SARs        In-the-Money Options/SARs
                                                                          At Fiscal Year End (#)         At Fiscal Year End (2)($)
                                                                     ------------------------------     --------------------------
                                   Shares
                                 Acquired on          Value
 Name                            Exercise (#)    Realized ($)(1)     Exercisable      Unexercisable     Exercisable  Unexercisable
- - --------------------            -------------    --------------      -----------      -------------     -----------  -------------
Charles A. Haggerty                         0               0            112,813            238,187        $839,848     $1,405,153
Kathryn A. Braun                       44,950         479,731             67,272             82,782         558,745        491,877
D. Scott Mercer                        25,000         385,000             27,500             84,500         242,969        592,656
David W. Schafer                       17,000         265,625             23,574             24,430         198,931        114,291
Robert L. Erickson                      2,500          13,750             34,038             22,892         290,453        104,006

*    The Company does not grant Stock Appreciation Rights.

(1) Market value on the date of exercise of shares covered by options exercised, less option exercise price.

(2) These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company's Common Stock on June 30, 1994. The closing price of the Company's Common Stock on that day on the New York Stock Exchange was $12.75. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Company has adopted a compensation philosophy that is based upon pay-for-performance. The key components of this compensation philosophy are interrelated and interdependent. For example, base salaries for employees are targeted at the 50th percentile of the salary levels of those holding comparable positions in the electronics industry. This gives rise to a corollary requirement for short- and long-term incentives that recognize and reward employees for the achievement of goals and objectives as well as for consistently superior performance. Therefore, the Incentive Compensation Plan for Management and the Employee Stock Option Plan are considered as critical to maintaining key employee base salaries at the 50th percentile level as commissions are for sales personnel.

     From the perspective of the broader employee base, profit sharing serves as a significant incentive to reward U.S.-based employees for performance. When combined with the tax-advantages of a defined contribution plan ("Savings and Profit Sharing Plan"), profit sharing also serves to assist U.S.-based employees in planning for their retirements.

     The Employee Stock Purchase Plan is designed to encourage ownership and investment by employees of the Company and its subsidiaries in the Company's Common Stock.

     The Company believes that its pay-for-performance philosophy and programs directly align employee and shareholder interests.

     The compensation committee of the Board of Directors (the "Committee") is made up of all non-employee directors of the Company, with the exception of Mr. Bragg, a former officer of the Company. After consideration of the Committee's recommendations, the full Board of Directors reviews and approves the compensation of the Chief Executive Officer. The salaries of all other elected officers, including those executive officers named in the Summary Compensation Table, are established solely by the Committee. With the exception of the Board approval of Chief Executive Officer compensation, the Committee is directly responsible for administering all elements of executive compensation, including annual incentive awards and stock options. Consistent with the Company's compensation philosophy, the Company's executive compensation programs are designed to:

      * provide competitive levels of base compensation, as well as short-and long-term incentives that will attract, retain and motivate experienced and qualified executive officers critical to the success of the Company;

      * tie individual total compensation to individual performance and the success of the Company; and

      * align the interests of the Company's executive officers with those of its shareholders.

     Executive officers have both budget and non-budget objectives. Budget objectives are established so as to encourage both challenging and realistic goals. The ability to forecast and achieve planned results is a particularly significant factor in executive officer evaluation. From a qualitative standpoint, leadership ability, teamwork and integrity are the factors which are addressed.

Compensation Plans

     The specific components of executive compensation are as follows:

     Base Compensation. The Committee adheres to its policy of paying executive officers base salaries at the 50th percentile of compensation levels of comparable executives in the electronics industry. The Committee reviews management recommendations for executive officers' salaries in light of independent survey data for compensation of executives with similar responsibilities in selected peer group companies. Other factors considered by the Committee include: the competitive environment, experience levels, position and responsibility, corporate performance and overall contribution levels of the individuals.

     Incentive Compensation Plan for Management. The Incentive Compensation Plan for Management measures the performance of officers and certain other key employees against specific objectives and awards incentive bonuses from a bonus pool. The plan is reviewed and approved annually by the Board of Directors. Incentive awards are keyed to certain critical performance measures in the plan which are established by the Board. The Incentive Compensation Plan affords executive officers the opportunity to earn significant amounts in excess of their base compensation each year (up to 140% of base pay for the chief executive officer and up to 100% for certain other senior officers). Awards under the plan may not exceed 10% of the Company's consolidated pre-tax income for the applicable period. Payments made to executive officers under the Incentive Compensation Plan in 1994 amounted to $1,203,485. No payments were made to executive officers under the plan in fiscal years 1993 and 1992.

     The achievement of substantial profitability is the most significant factor in determining the amount of and whether or not to pay incentive compensation. Other factors include achieving linearity of sales and meeting established quality measures. Payouts under the plan are keyed to a sliding scale based upon predesignated levels of annual profitability. Incentive compensation plans applying to executive officers who have responsibility for specific business units also take into account the performance of those units.

     Stock Options. The Committee administers the Employee Stock Option Plan under which options to purchase the Company's Common Stock are granted to selected employees of the Company and its subsidiaries. The plan is designed to serve as an incentive for consistently superior performance and to align the interests of key employees with those of the Company's shareholders. Subject to the provisions of the plan and taking into account the recommendations of management, the Committee determines the employees to whom options will be granted, the timing and manner of the grants of options, the number of shares covered by options and the terms of the options, and makes all other determinations necessary or advisable for administration of the plan. The number of stock options granted to an individual is related to the recipient's base compensation and level of responsibility. All options are granted with an option exercise price equal to the fair market value of the Company's Common Stock on the date of the grant.

     During fiscal year 1994, a total of seven executive officers received an aggregate grant of options to purchase 290,400 shares of Common Stock. The exercise price of the options range from $3.875 to $19.125 per share, depending on the grant date, as the exercise price is always equal to the last reported sale price per share on the New York Stock Exchange on the grant date. All options granted under the program completely vest over a period of four years according to the following schedule: 25% on the first anniversary of the grant date and 6.25% at the end of each three month period thereafter.

     Savings and Profit Sharing Plan. The Company has a Savings and Profit Sharing Plan for all U.S.-based employees who have at least six months of service. Eligible employees are permitted to make, by means of payroll deductions, basic contributions of not less than 1% or more than 5% of their compensation. Participants may make additional contributions of up to 9% of their compensation. The amount of compensation contributed to the Savings and Profit Sharing Plan constitutes a salary reduction, which has the effect of reducing the employee's compensation for federal income tax purposes. The Company contributes an amount equal to 50% of the employee's basic contributions. Company contributions for each employee vest 20% for each year of service, and become fully vested after five years of service or upon retirement, death or disability. Benefits are generally payable following retirement, disability, death, hardship or termination of employment. Company contributions to the Savings and Profit Sharing Plan made during fiscal years 1994 and 1993 with respect to the executive officers of the Company are included above in the summary compensation table as compensation for such year.

     Commencing in fiscal year 1995, all employees who are employed by the Company at fiscal year end are eligible to participate in profit sharing. Eligibility may also apply to employees who have retired, become disabled or died prior to year end. The amount of profit sharing paid to participants is dependent upon their base compensation levels and the length of time during the fiscal year that they are employed by the Company. Each eligible participant's allocation of the Company's profit sharing contribution is deposited to an individual profit sharing account established under the Savings and Profit Sharing Plan for such participant in an amount not exceeding 4% of such participant's annual salary, and the excess allocable to such participant, if any, will be paid as a fiscal year-end cash bonus. In July 1992, the Board of Directors amended the Savings and Profit Sharing Plan to provide for semiannual fiscal year contributions to participants and participants' accounts. In fiscal year 1994, the first contribution was made after announcement of financial results for the first six months of the fiscal year and the second contribution was made upon completion of audited results for the fiscal year. An aggregate of $791,247 in Company contributions were made for the first half of fiscal year 1994 and $6,646,904 for the second half of fiscal year 1994. The Company will return to an annual profit sharing contribution beginning with fiscal year 1995. Company contributions deposited into profit sharing accounts for each employee vest 20% for each year of service, and become fully vested after five years of service or upon retirement, death or disability. Benefits are generally payable following retirement, disability, death, hardship or termination of employment. Executive officers participate in profit sharing, but commencing in fiscal year 1995, executive officers and other participants in the Incentive Compensation Plan for Management will not be awarded profit sharing in excess of 10% of their eligible compensation as defined for profit sharing purposes.

     Employee Stock Purchase Plan. In 1993, the Company's shareholders approved the Western Digital Corporation 1993 Employee Stock Purchase Plan (the "Purchase Plan"). The purpose of the Purchase Plan, which is administered by the Committee, is to provide an incentive for employees of the Company to acquire a proprietary interest in the Company through the purchase of Common Stock and therefore more closely align the interests of the employees and the shareholders.

     Subject to certain limitations, any person who is employed by the Company for at least 20 hours per week and more than five months in a calendar year is eligible to participate in the Purchase Plan. The Purchase Plan, which is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the "Code"), permits employees to purchase shares of the Company's Common Stock through payroll deductions. The purchase price per share at which shares are sold under the Purchase Plan is equal to 85% of the closing price of the Common Stock on the New York Stock Exchange as of a date determined pursuant to the terms of the Purchase Plan. However, no employee is permitted to purchase shares under the Purchase Plan if immediately after such purchase, the employee would own 5% or more of the voting power or value of all classes of stock of the Company, nor shall any employee be permitted to purchase more than $25,000 worth of stock (determined at the time of enrollment) in any calendar year pursuant to the plan.

     During fiscal year 1994, there were no purchases by executive officers pursuant to the Purchase Plan.

     Deferred Compensation Plan. The Company adopted a new Deferred Compensation Plan as of May 15, 1994, under which all directors and employees selected for participation by the Committee were permitted to defer payment of compensation otherwise payable to them by the Company. Employees who elected to participate were permitted to defer a minimum of $3,000 per calendar year and up to 100% of their compensation. Interest was guaranteed to accrue at a rate of between 3% and 4.5% for the calendar year 1994, with future rates determined prior to the beginning of that year based upon results of the preceding year.

     Pursuant to the terms of the plan, Mr. Haggerty and Mr. Erickson deferred compensation earned in fiscal year 1994 in the amounts of $486,820.57 and $100,072.95, respectively.

     Supplemental Health Care Benefits. The Company provides supplemental health care benefits to each executive officer and his or her family by paying up to $10,000 per year in health care expenses not covered or only partially covered by the Company's health care plans generally available to other employees. However, from February 1, 1992 until January 1, 1993, the Company ceased the payment of supplemental health care benefits with the exception of payment, up to $1,000 per year, for an annual physical examination.

     Chief Executive Officer Compensation. The process of determining the compensation for the Company's Chief Executive Officer and the factors taken into consideration in such determination are generally the same as the process and factors used in determining the compensation of all of the Company's executive officers. The Committee considers both the Company's overall performance and the Chief Executive Officer's individual performance.

     Mr. Haggerty served as the Company's chief executive officer for the entire fiscal year 1994. During the fiscal year, he received a base salary of $450,000 and an incentive compensation bonus of $449,000.

          COMPENSATION COMMITTEE

          Irwin Federman, Chairman      Andre R. Horn

          James A. Abrahamson           Anne O. Krueger

          Peter D. Behrendt             Thomas E. Pardun

          I. M. Booth                   Stephen B. Schwartz

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     All non-employee directors, with the exception of Mr. Bragg, a former Company officer, serve on the compensation committee of the Company's Board of Directors. Mr. Federman serves as chairman of the committee. No current member of the compensation committee is a current or former officer or employee of the Company. There are no compensation committee interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return of the Company's Common Stock with the cumulative total return of the S&P 500 Index and the Hambrecht & Quist Hardware Index for the five years ended June 30, 1994.
The graph assumes that $100 was invested on June 30, 1989 in the Company's Common Stock and each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
  AMONG WESTERN DIGITAL CORPORATION, H & Q HARDWARE INDEX AND S & P 500 INDEX

                        PERFORMANCE GRAPH APPEARS HERE

                               WESTERN        H & Q
Measurement Period             DIGITAL       HARDWARE     S & P 500
(Fiscal Year Covered)        CORPORATION      INDEX         INDEX
- - -------------------          ----------     ---------     ----------
Measurement Pt- 6/30/89         $100           $100         $100
FYE  6/30/90                    $131           $110         $113
FYE  6/30/91                    $40            $93          $117
FYE  6/30/92                    $48            $99          $128
FYE  6/30/93                    $41            $79          $142
FYE  6/30/94                    $126           $77          $140

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Under the securities laws of the United States, the directors and executive officers of the Company and persons who own more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Commission and the New York Stock Exchange. Specific due dates for these reports have been established, and the Company is required to disclose in this proxy statement any late filings during fiscal year 1994. To the Company's knowledge, based solely on its review of the copies of such reports required to be furnished to the Company during fiscal year 1994, all of these reports were timely filed.

                     CERTAIN TRANSACTIONS AND OTHER MATTERS

     The Company has made several loans to Marc H. Nussbaum, Senior Vice President, Engineering, to provide personal financial assistance. The largest aggregate amount outstanding at any time during fiscal year 1994 was $115,000, bearing interest at a rate of 10% per annum. The loan was repaid in full in March 1994.

     Mr. Bragg resigned as an officer of the Company on February 28, 1993 and as an employee on January 1, 1994. He continues to serve as a director. While an employee, Mr. Bragg devoted at least 10 hours per month to various assigned projects, for which he was paid $1,800 per month. Upon Mr. Bragg's resignation as an employee, his unvested employee stock options became fully exercisable.

     The Company has a consulting agreement for certain transition services with Robert F. Elfant who served as Senior Vice President, Continuous Improvement/Microcomputer Products Operations until his resignation on April 1, 1994. Pursuant to the consulting agreement, which expires on October 1, 1994, the Company agreed to utilize his services for 10 days each month at a rate of $1,300 per day.

     In February 1994, A. Travis White, who served as Executive Vice President, Microcomputer Products, until his resignation on March 4, 1994, received a finder's fee in the amount of $150,000 and a special bonus in the amount of $125,000 from the Company in connection with the successful closing of the sale of the Company's wafer fabrication facility to Motorola.

                               CHANGE OF CONTROL

     Effective January 18, 1990, the Board of Directors of the Company adopted an Extended Severance Plan pursuant to which eligible employees of the Company may receive severance benefits in the event of termination of employment under certain circumstances involving a change of control of the Company. For this purpose, a change of control is defined generally as the acquisition by any person of beneficial ownership of 33-1/3% or more of the voting stock of the Company; certain mergers or other business combinations involving the Company; sale of substantially all the assets of the Company; liquidation of the Company; or change in a majority of the incumbent members of the Board of Directors (except for changes in Board composition approved by a majority of incumbent directors). Subject to certain terms and conditions set forth in the plan, the extended severance benefits become payable in the event that, within two years following a change of control, an eligible employee is terminated by the Company without cause, or resigns following a reduction in such employee's compensation or responsibility level.

     In such event, the eligible employee is entitled to receive a lump sum cash payment equal to the present value of a multiple of such employee's monthly compensation (salary plus average bonus or commissions, as applicable). The multiple applied to such monthly compensation is equal to the number of months in the applicable severance period to which such employee has become entitled by virtue of his or her position with the Company and number of months employed prior to termination. The severance period for officers of the Company is equal to twelve months plus one additional month for each full two-month period of service in excess of one year up to a maximum severance period of thirty-six months. Other participants are entitled to a severance period ranging from two months to twenty-four months depending on employment level and length of service. If any part of the amounts payable under the plan to any employee is determined by the Company's accountants to be nondeductible by the Company under Section 280G of the Code, the payment will be subject to reduction to the minimum extent necessary to make the entire payment deductible. An employee entitled to receive such a severance payment will also be entitled to continued coverage under the Company's benefit programs.

     All domestic employees with an average of at least twenty hours per week of service, and such key foreign employees as are designated as participants by the compensation committee of the Board, are covered by the plan. The plan shall terminate on January 17, 2000, unless it is earlier terminated or extended by the Board subject to certain conditions set forth in the plan.

                APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
                           EMPLOYEE STOCK OPTION PLAN

General

     The Company's Board of Directors has unanimously approved an amendment and restatement of the Company's Employee Stock Option Plan (the "Employee Plan"), subject to approval by the Company's shareholders. The Employee Plan was adopted in 1978 and amended with shareholder approval in 1981, 1985, 1987, 1989 and 1990. A further amendment was approved by the Board in July 1988. If not amended, the Employee Plan will expire on December 31, 1994.

     The proposed amendment and restatement will modify the Employee Plan in certain respects, including to (i) provide for termination of the Employee Plan on November 10, 2004 (ten years after the date of shareholder approval); (ii) make an additional 2,250,000 shares (subject to antidilution adjustments specified in the plan) of the Company's Common Stock available for issuance upon exercise of stock options to be granted thereunder; (iii) establish 400,000 shares (subject to antidilution adjustments specified in the plan) of the Company's Common Stock as the maximum number of shares with respect to which an option or options may be granted to any employee in any one taxable year of the Company; (iv) eliminate the requirement of option agreements and allow the use of confirming memos to optionees to memorialize the terms of stock options granted to them under the Employee Plan; (v) provide that stock options granted under the Employee Plan may vest beginning six months after the date of grant (rather than one year, as currently provided); (vi) eliminate the current basic vesting schedule of 25% per year, so that the authority of the Committee (as defined below) to determine a vesting schedule must be exercised with respect to all stock options granted under the Employee Plan; (vii) allow the Committee to accelerate vesting of any options or extend (but not beyond the original option termination date) the period following any termination of employment during which any options may vest and/or be exercised, including options granted under the Employee Plan prior to the amendment and restatement described herein;
(viii) limit the number of shares of Common Stock subject to options which may be amended to reduce the exercise price; and (ix) provide that stock options granted under the Employee Plan before the effectiveness of the amendment and restatement described herein will be governed by the Employee Plan as so amended and restated, subject to the consent of the holders of such stock options.

     The following is a summary of the principal features of the Employee Plan as proposed to be amended and restated, and is qualified by and subject to the actual provisions of the form of amended and restated Employee Plan attached as Exhibit A hereto.

Purpose and Eligibility

     The purpose of the Employee Plan is to further the growth and development of the Company and its subsidiaries by providing, through ownership of stock of the Company, incentives to officers and other key employees who are in positions to contribute materially to the prosperity of the Company, to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

     Any employee of the Company or any of its subsidiaries designated from time to time by the Committee is eligible to receive grants of stock options under the Employee Plan. Currently, it is estimated that approximately 950 persons are eligible for selection; non-employee directors and members of the Employee Plan's administrative committee are not eligible to participate.

Administration, Amendment and Termination

     The Employee Plan will be administered by a committee of non-employee directors of the Company appointed by the Company's Board (the "Committee").
The Committee will have the power to construe the Employee Plan and the rights of recipients of options granted thereunder. The Committee will also have the power to (i) discontinue, suspend, or amend the Employee Plan in any manner (subject to certain limited exceptions including increases in the number of shares available for issuance upon exercise of stock options granted under the Employee Plan and shareholder approval of other amendments that would materially increase the benefits accruing to participants), and (ii) modify, extend, renew or exchange outstanding options granted under the Employee Plan (whether before or after its amendment and restatement as proposed herein). However, the number of shares of Common Stock subject to options which may be amended to reduce the exercise price shall not exceed 5% of the sum of (i) the number of shares which are added to the shares authorized for issuance under the Employee Plan after September 1, 1994; (ii) the number of shares subject to options which were outstanding (i.e., granted but unexercised) as of September 1, 1994 under the Employee Plan; and (iii) the number of shares available for future grant under the Employee Plan as of September 1, 1994.

     The Employee Plan, as amended and restated from time to time (including as described herein), shall, in the discretion of the Committee, apply to and govern options granted under the Employee Plan prior to the date of such amendment or restatement, subject to consent of any holder of an option who would be disadvantaged by application to such option of the Employee Plan as amended and restated after the grant of such option.

     Options may be granted under the Employee Plan until the tenth anniversary of the date of approval of the amendment and restatement by the Company's shareholders (unless the Employee Plan is sooner terminated by the Company's Board of Directors).

Option Awards

     Stock options granted under the Employee Plan may be incentive stock options intended to qualify under the provisions of Section 422 of the Internal Revenue Code ("Incentive Options"), or non-qualified stock options, which do not so qualify ("Non-Qualified Options"). Outstanding Incentive Options may be modified, with the optionee's consent, in ways that would disqualify them as Incentive Options for federal income tax purposes.

     The Committee will select the recipients of stock options granted under the Employee Plan and will determine the dates, amounts, exercise prices, vesting periods, and other relevant terms of the options. The Employee Plan as proposed to be amended and restated provides that the maximum number of shares of Common Stock with respect to which an option or options may be granted to any employee in any one taxable year of the Company shall not exceed 400,000 shares, subject to antidilution adjustments provided in the plan.

     The option exercise price for both Incentive Options and Non-Qualified Options granted under the Employee Plan may not be less than the fair market value of the Company's Common Stock on the date the option is granted (subject to the Employee Plan's antidilution adjustment provisions). For this purpose, fair market value is the last reported sale price per share on the principal exchange upon which the Company's Common Stock is traded (currently the New York Stock Exchange).

     Options granted under the Employee Plan need not be evidenced by written option agreements and are generally not transferable during the life of the optionee.

Vesting, Term and Exercise of Options

     Options granted under the Employee Plan vest and become exercisable as determined by the Committee in its discretion, provided that no option may become exercisable prior to six months from the date of its grant. Options granted under the Employee Plan may be exercised at any time after they vest and before the expiration date determined by the Committee, provided that no option may be exercised more than ten years after its grant (five years after grant in the case of certain Incentive Options and options granted to certain holders of significant amounts of the Company's outstanding Common Stock). Furthermore, in the absence of a specific agreement to the contrary, options will generally expire and become unexercisable immediately upon termination of the recipient's employment with the Company for cause, or one year after the termination of the recipient's employment with the Company by reason of death or permanent disability, or three months after the termination of the recipient's employment with the Company for any other reason. The Committee may accelerate the vesting of any options (subject to the minimum six-month holding period prior to vesting) and may also extend the period following termination of employment with the Company during which options may vest and/or be exercised (subject to a maximum ten-year term).

     The option exercise price may be paid in cash or in any other consideration the Committee deems acceptable, including securities of the Company surrendered by the optionee or withheld from the shares otherwise deliverable upon exercise. The Company may extend or arrange for the extension of credit to any optionee to finance the optionee's purchase of shares upon exercise of his or her stock option on terms approved by the Committee, subject to restrictions under applicable laws and regulations, or allow exercise in a broker's transaction in which the exercise price will not be received until after exercise and subsequent sale of the underlying Common Stock. Consideration received by the Company upon exercise of options granted under the Employee Plan will be used for general working capital purposes.

Securities Subject to Employee Plan

     No more than 11,450,000 shares of Common Stock may be issued upon exercise of stock options granted under the Employee Plan (consisting of 9,200,000 shares under the Employee Plan as currently in effect and 2,250,000 shares added by the amendment and restatement described herein). If any outstanding option under the Employee Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of that option shall not count against this limit, but shall again be available for issuance upon exercise of stock options granted under the Employee Plan as if no previous option had been granted with respect to such shares.

     The number of shares of Common Stock available to individual optionees under the Employee Plan in general and the maximum number of shares for which an employee may be granted options in any one year, as well as the number of shares for which issued or unissued options may be exercised and the exercise price per share of such options, will be appropriately and proportionately adjusted to reflect stock splits, reverse stock splits, recapitalizations, mergers, consolidations, stock dividends, and similar capital stock transactions. In the event of a liquidation of the Company, or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation, or if the Company becomes a wholly-owned subsidiary of another corporation, any unexercised options theretofore granted under the Employee Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization or consolidation elects to assume the options under the Employee Plan or to issue substitute options in place thereof. If such options would otherwise be cancelled in accordance with the foregoing, each optionee will have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, reorganization or consolidation, to exercise his or her options in whole or in part without regard to any installment exercise provisions in his or her option agreement.

     On September 1, 1994, the market value of the Company's Common Stock was $14.625 per share. As of September 1, 1994, options to purchase an aggregate of 4,183,219 shares had been exercised under the Employee Plan. Options to purchase 4,478,295 shares were outstanding at a weighted average exercise price of $8.09 per share and 538,486 shares remained available for future grant (not including the additional 2,250,000 shares that will be available if the amendment and restatement of the Employee Plan proposed herein is approved).

Federal Income Tax Consequences

     The following is a brief description of the federal income tax treatment that will generally apply to options granted under the Employee Plan, based on federal income tax laws in effect on the date of this proxy statement. The exact federal income tax treatment of options will depend on the specific circumstances of the optionee. No information is provided herein with respect to estate, inheritance, gift, state or local tax laws, although there may be certain tax consequences upon the receipt or exercise of an option or the disposition of any acquired shares under those laws.

     Incentive Options. Generally, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an Incentive Option. If the optionee sells the shares acquired upon the exercise of an Incentive Option ("Incentive Option Shares") at any time after the later of (a) one year after the date of transfer of shares to the optionee pursuant to the exercise of such Incentive Option or (b) two years after the date of grant of such Incentive Option (the "Incentive Option Holding Period"), then the optionee will recognize capital gain or loss equal to the difference between the sales price and the exercise price paid for the Incentive Option Shares, and the Company will not be entitled to any deduction. If the optionee disposes of the Incentive Option Shares at any time during the Incentive Option Holding Period, then (1) the optionee will recognize capital gain in an amount equal to the excess, if any, of the sales price over the fair market value of the Incentive Option Shares on the date of exercise, (2) the optionee will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the Incentive Option Shares on the date of exercise, over the exercise price paid for the Incentive Option Shares, (3) the optionee will recognize capital loss equal to the excess, if any, of the exercise price paid for the Incentive Option Shares over the sales price of the Incentive Option Shares, and (4) the Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the optionee.

     For purposes of computing an optionee's "alternative minimum tax," an Incentive Option is treated as a Non-Qualified Option, as discussed below.
Thus, the amount by which the fair market value of Incentive Option Shares on the date of exercise (or such later date as discussed below under "Special Rules for Insiders") exceeds the exercise price will be included as a positive adjustment in the calculation of an optionee's "alternative minimum taxable income" ("AMTI"). The "alternative minimum tax" imposed on individual taxpayers is generally equal to the amount by which 26% or 28% (depending on the optionee's AMTI) of the individual's AMTI (reduced by certain exemption amounts) exceeds his or her regular income tax liability for the year. A taxpayer's alternative minimum tax attributable to this spread may be credited against the taxpayer's regular tax liability in later years to the extent that the regular tax liability exceeds the alternative minimum tax in any such year.

     Non-Qualified Options. The grant of a Non-Qualified Option is generally not a taxable event for the optionee. Upon exercise of the option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise of the Non-Qualified Option ("Non-Qualified Option Shares") (determined as of the date of the exercise) over the exercise price of such option, and the Company will be entitled to a deduction equal to such amount. See "Special Rules for Insiders," below. A subsequent disposition of the Non-Qualified Option Shares generally will give rise to capital gain or loss equal to the difference between the sales price and the sum of the exercise price paid for such shares plus the ordinary income recognized with respect to such shares. Such gain or loss will be treated as short-term or long-term depending on the optionee's holding period for the shares involved in the disposition.

     Special Rules for Insiders. If an optionee is a director, officer or shareholder subject to Section 16 of the Securities Exchange Act of 1934 (an "Insider") and exercises an option within six months of the date of grant, the timing of the recognition of any ordinary income should be deferred until (and the amount of ordinary income should be determined based on the fair market value (or sales price in the case of a disposition) of the Common Stock upon) the earlier of the following two dates: (i) six months after the date of grant or (ii) a disposition of the shares, unless the Insider makes an election under
Section 83(b) of the Code (an "83(b) Election") within 30 days after exercise to recognize ordinary income based on the value of the shares on the date of exercise.

     Miscellaneous Tax Issues. With certain exceptions, an individual may not deduct investment-related interest to the extent such interest exceeds the individual's net investment income for the year. Investment interest generally includes interest paid on indebtedness incurred to purchase Common Stock. Interest disallowed under this rule may be carried forward to and deducted in later years, subject to the same limitations.

     Special rules will apply in cases where an optionee pays the exercise or purchase price of the option shares or applicable withholding tax obligations under the Employee Plan by delivering previously owned Common Stock or by reducing the amount of Common Stock otherwise issuable pursuant to the option. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares.

     The Employee Plan provides that, in the event of certain changes in ownership or control of the Company, the right to exercise options otherwise subject to a vesting schedule may be accelerated. In the event such acceleration occurs and depending upon the individual circumstances of the recipient, certain amounts with respect to such options may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment. Optionees should consult their tax advisors as to whether accelerated vesting of an option in connection with a change in ownership or control of the Company would give rise to an excess parachute payment.

     In certain instances the Company may be denied a deduction for compensation (including compensation attributable to options) to certain officers of the Company to the extent the compensation exceeds $1 million in a given year.

Vote Required and Board of Directors' Recommendation

     The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Meeting and entitled to vote is required for approval of the proposed amendment and restatement of the Employee Plan. Abstentions and broker non-votes will each be counted present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote. Broker non-votes, on the other hand, will have no effect on the outcome of the vote.

     The Board of Directors recommends that shareholders vote FOR the proposed amendment and restatement of the Employee Stock Option Plan.

                        APPROVAL OF THE AMENDMENT TO THE
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

General

     In May 1985, subject to the approval of the shareholders which was obtained at the Annual Meeting of Shareholders held on November 15, 1985, the Company's Board of Directors adopted the Stock Option Plan for Non-Employee Directors (the "Directors Plan"). Amendments to the Directors Plan were adopted by the Board in December 1985, September 1987, September 1988, September 1989 and July 1990 and approved by the shareholders at the 1986, 1987, 1988, 1989 and 1990 Annual Meetings of Shareholders. A further amendment was approved by the Board in November 1987.

     In July 1994, the Board of Directors approved, subject to shareholder approval, an amendment to the Directors Plan extending the term of such plan for an additional ten years. If the proposed amendment is approved by the shareholders, the termination date of the Directors Plan will be extended from May 15, 1995 to May 15, 2005.

     As of September 1, 1994, options to purchase an aggregate of 121,812 shares had been exercised under the Directors Plan, options to purchase 210,000 shares were outstanding at a weighted average exercise price of $9.76 per share and 468,188 shares remained available for future grant. On that date, the market value of the Company's Common Stock was $14.625 per share.

Description of the Directors Plan

     A description of the principal features of the Directors Plan, as amended to date, is set forth below.

     The aggregate number of shares that may be issued upon exercises of options granted under the Directors Plan presently may not exceed 800,000. If any outstanding option granted under the Directors Plan for any reason expires or is terminated, the shares of Common Stock subject to the unexercised portion of the option will again be available for options under the Directors Plan as if no option had been granted with respect to such shares. The number of shares of Common Stock issuable under the Directors Plan, the number of shares subject to and the exercise price per share of each outstanding option and the number of shares subject to each option grant provided for in the Directors Plan will be proportionally adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock, the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of consideration by the Company. If the Company is the surviving corporation in any merger or consolidation, each outstanding option granted under the Directors Plan will pertain to the securities to which a holder of the same number of shares of Common Stock that are subject to that option would have been entitled.

     Options to purchase the Company's Common Stock are automatically granted under the Directors Plan to eligible non-employee members of the Board of Directors ("Eligible Directors"). A director is an Eligible Director with respect to any option to be granted to him or her under the Directors Plan if, at the time provided for the option's grant, he or she is not then an employee of the Company or any of its subsidiaries and has not been an employee of the Company or any of its subsidiaries since the beginning of the Company's preceding fiscal year. Currently, there are eight Eligible Directors.

     Each Eligible Director on the effective date of the Directors Plan, as of that date, and each other Eligible Director, as of the effective date of his or her first appointment to the Board of Directors or election as a director by the shareholders, whichever is earlier, has received or will receive a one-time option to purchase 20,000 shares of Common Stock (an "Initial Option"), subject to the antidilution adjustments provided in the Directors Plan. Pursuant to a previous amendment of the Directors Plan, certain holders of Initial Options to purchase 20,000 shares of Common Stock exchanged their Initial Options for Initial Options to purchase 14,510 shares of Common Stock having lower exercise prices (the "Exchanged Initial Options").

     In addition to Initial Options, non-employee directors may receive other options ("Additional Options") under the Directors Plan. Six months after the exercise or termination of an Initial Option (other than an Exchanged Initial Option) or any other Additional Option held by an Eligible Director, the Eligible Director will automatically be granted an Additional Option to purchase a number of shares equal to the number of shares purchased upon such option exercise or the number of shares subject to the unexercised portion of the terminated option, as the case may be. Six months following the exercise or termination of an Exchanged Initial Option held by an Eligible Director, the Eligible Director will automatically be granted an Additional Option to purchase a number of shares not exceeding 20,000 shares, determined by a formula set forth in the Directors Plan. Any Eligible Director who has not been granted an Initial Option because of current or prior employment with the Company or its subsidiaries will, six months after the time he or she first becomes an Eligible Director, be granted an Additional Option to purchase up to 20,000 shares of Common Stock. The foregoing provisions are subject to an overall limitation contained in the Directors Plan that the maximum number of shares of the Company's Common Stock which may be issued upon the exercise of all Additional Options (excluding any option granted under the preceding sentence) granted to any director may not exceed 30,000 shares, subject to the Directors Plan's antidilution adjustments. This ensures that the number of shares that may be issued to any director under the Directors Plan, other than upon exercise of a 1989 Option as described below, may not exceed 50,000 shares (subject to such antidilution adjustments), unless the Directors Plan is amended with the approval of the Company's shareholders.

     Options granted under the Directors Plan become exercisable in accordance with the vesting provisions specified in the Directors Plan. An Initial Option granted on the effective date of a director's appointment to the Board becomes exercisable with respect to: 10,000 of the underlying shares on the later of the date of his or her election to the Board by the Company's shareholders or the date six months after the date of such grant (the "Initial Exercise Date"); 5,000 shares on the date six months after the Initial Exercise Date; and 5,000 shares on the date 18 months after the Initial Exercise Date. Special vesting provisions also apply to Initial Options granted as of the effective date of the Directors Plan and Exchanged Initial Options. Each other Initial Option granted under the Directors Plan becomes exercisable with respect to: 10,000 shares on the date six months after the date of the option's grant; 5,000 shares on the date of the first anniversary of such grant; and 5,000 shares on the date of the second anniversary of such grant. To the extent that an Initial Option is so exercisable and is not earlier terminated, it may generally be exercised in whole or in part at any time or from time to time until it expires ten years after the date of its grant. If the holder of an Initial Option ceases to be a director of the Company for any reason, the Initial Option will be exercisable, to the extent it is exercisable at the date he or she ceased to be a director, for a period of one year after that date.

     Each Additional Option granted under the Directors Plan first becomes exercisable with respect to twenty percent (20%) of the underlying shares at the end of six months after the date of its grant and with respect to an additional five percent (5%) of the underlying shares at the end of each of the next 16 three-month periods thereafter. To the extent an Additional Option is so exercisable and it is not earlier terminated, it may be exercised in whole or in part at any time until it expires 5 1/2 years after the date of its grant. If the holder of an Additional Option ceases to be a director of the Company, his or her option will be exercisable, to the extent it is exercisable at the date he or she ceases to be a director, for a period of one year after that date if he or she ceases to be a director because of death or permanent disability, or for a period of three months after that date if he or she ceases to be a director for any other reason.

     Pursuant to an amendment to the Directors Plan approved by the shareholders at the 1989 Annual Meeting of Shareholders of the Company, the Company granted a one-time option to purchase up to 10,000 shares of the Company's Common Stock to each Eligible Director who was elected at the 1989 Annual Meeting (a "1989 Option"). Pursuant to an established vesting schedule, each 1989 Option granted under the Directors Plan has become fully exercisable. To the extent that a 1989 Option is not earlier terminated, it may generally be exercised at any time or from time to time until it expires ten years after the date of its grant. If the holder of a 1989 Option ceases to be a director of the Company, his or her 1989 Option will be exercisable, to the extent it is exercisable on the date he or she ceases to be a director, for a period of one year after that date if he or she ceases to be a director because of death or permanent disability, or for a period of six months after that date if he or she ceases to be a director for any other reason. A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, will cause each outstanding option granted under the Directors Plan to terminate, unless the agreement of merger or consolidation otherwise provides. If such a dissolution, liquidation, merger or consolidation will cause outstanding options to terminate, each optionee will have the right immediately prior to such dissolution, liquidation, merger or consolidation to exercise his or her unexpired options in whole or in part without regard to the vesting limitations on the ability to exercise such options, provided that no Additional Option will be granted upon such an exercise.

     The exercise price per share for each option granted under the Directors Plan is equal to 100% of the fair market value (as defined in the Directors
Plan) of a share of Common Stock on the date the option is granted, subject to the Directors Plan's antidilution adjustment provisions. Such fair market value is presently the last reported sale price per share on the New York Stock Exchange.

     Pursuant to an amendment to the Directors Plan approved by the shareholders at the 1990 Annual Meeting of Shareholders of the Company, optionees are permitted to pay the exercise price for options in cash or by surrendering previously owned shares of Common Stock to the Company at their fair market value. The amendment to the plan also permitted optionees to pay the exercise price of an option by exercising the option in successive transactions (known as "pyramiding"), starting with a relatively small number of shares, and using shares acquired in each such transaction to pay the purchase price of shares acquired in the following transaction. As a practical matter, optionees are not required to physically exchange certificates in each transaction, but a bookkeeping entry would be made and the optionee would receive a certificate representing the net number of shares to which the optionee is entitled. The plan thus permits optionees to use the value of the option (i.e., the difference between the market value of a share of Common Stock on the date of exercise and the exercise price of the option) to pay the exercise price for shares to be granted under such option.

     At the 1990 Annual Meeting, the shareholders also approved an amendment to the plan which returns to the pool of shares of Common Stock, available for issuance under the plan, shares delivered to the Company upon the exercise of options. Pursuant to the amendment, shares issued under the plan upon the exercise of options in exchange for the receipt by the Company of shares of the same class are treated as not having been issued to the extent, but only to the extent, of the number of shares delivered to the Company to pay the exercise price of the option.

     No option granted under the Directors Plan is assignable or transferable by the optionee except by will or by the laws of descent or distribution. During the lifetime of the optionee, the option is exercisable only by the optionee.

     The Board of Directors may, insofar as permitted by law, from time to time suspend, discontinue or amend the Directors Plan, except that no such amendment may alter or diminish any rights or obligations under any option theretofore granted under the Directors Plan without the consent of the person to whom such option was granted. In addition, without further shareholder approval, the Directors Plan may not be amended so as to increase the number of shares subject to the Directors Plan, increase the number of shares for which an option or options may be granted to any optionee, change the designation of the class of persons eligible to receive options under the Directors Plan, provide for the grant of options having an option price per share less than the fair market value of a share of Common Stock (as defined in the Directors Plan) on the date of grant or extend the final date upon which options may be granted under the Directors Plan.

     Copies of the full text of the Directors Plan, as amended, are available for review at the principal executive offices of the Company and will be furnished to shareholders without charge upon request directed to the Secretary of the Company, 8105 Irvine Center Drive, Irvine, California 92718.

Federal Income Tax Consequences

     Options granted under the Directors Plan constitute "non-qualified" stock options that are not specially authorized or qualified for favorable federal income tax treatment under the Code. An optionee will not be subject to federal income tax upon the grant of a non-qualified option under the Directors Plan, and the Company will not be entitled to a tax deduction by reason of such grant. When the non-qualified option is exercised, the optionee generally will recognize ordinary taxable income equal to the excess of the fair market value of the shares as of the exercise date over the exercise price, and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. However, if an optionee exercises an option within six months after the date of grant, the timing of the recognition of any ordinary income generally will be deferred until (and the amount of ordinary income will be determined based on the fair market value (or sales price in the case of a disposition) of the Common Stock upon) the earlier of: (i) six months after the date of grant or (ii) a disposition of the shares, unless the optionee makes an 83(b) Election within 30 days after exercise to recognize ordinary income based on the value of the shares on the date of exercise. In addition, special rules will apply in cases where an optionee pays the exercise or purchase price of the option shares under the Director Plan by delivering previously owned Common Stock or by reducing the amount of Common Stock otherwise issuable pursuant to the option. Upon any subsequent disposition of shares acquired upon the exercise of a non-qualified stock option, any further gain or loss recognized by the optionee will be treated as short-term or long-term capital gain or loss, as the case may be, depending on the optionee's holding period for the shares involved in the disposition.

Vote Required and Board of Directors' Recommendation

     The Company's Board of Directors currently consists of ten members, all but one of whom are not officers or employees of the Company. The Company is heavily dependent on the judgment and knowledge of its outside directors for the continued success of its operations. It is anticipated that the proposed amendment extending the term of the Directors Plan will help enable existing and future non-employee directors to obtain increased personal financial interests in the Company and thereby will provide them with added incentives to continue in the Company's service.

     The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Meeting and entitled to vote is required for approval of the proposed amendment to the Directors Plan. Abstentions and broker non-votes will each be counted present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote. Broker non-votes, on the other hand, will have no effect on the outcome of the vote.

     The Board of Directors recommends that shareholders vote FOR approval of the proposed amendment to the Stock Option Plan for Non-Employee Directors.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     By selection of the Company's Board of Directors, the international accounting firm of KPMG Peat Marwick LLP, certified public accountants, has served the Company as its auditors since its incorporation in 1970. The Board of Directors has again selected KPMG Peat Marwick LLP to serve as the Company's independent accountants for fiscal year ending June 30, 1995. The matter is not required to be submitted for shareholder approval, but the Board of Directors has elected to seek ratification of its selection of the independent accountants by the affirmative vote of a majority of the shares represented and voted at the Meeting. If the shareholders do not ratify this selection, the Board of Directors will reconsider its selection of KPMG Peat Marwick LLP and will either continue to retain this firm or appoint new auditors upon recommendation of the Audit Committee.

     One or more representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     The Board of Directors recommends that shareholders vote FOR the ratification of the selection of KPMG Peat Marwick LLP as the independent accountants of the Company for the fiscal year ending June 30, 1995.

                             SHAREHOLDER PROPOSALS

     Shareholders who wish to include proposals for action at the Company's 1995 Annual Meeting of Shareholders in next year's proxy statement and proxy card must cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than July 12, 1995. Such proposals should be addressed to the Company's Secretary, and may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Commission.

     Shareholders who do not present proposals for inclusion in the Proxy Statement but who still intend to submit a proposal at the 1995 Annual Meeting must, in accordance with the Company's bylaws, provide timely written notice of the matter to the Secretary of the Company. To be timely, a Shareholder's written notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 120 days prior to the Annual Meeting as originally scheduled. If less than 70 days notice or prior public disclosure of the date of the scheduled Annual Meeting is given, then notice of the proposed business matter must be received by the Secretary not later than the close of business on the tenth day following the day on which such notice of the date of the scheduled Annual Meeting was mailed or the day on which such public disclosure was made, whichever first occurs.
Any notice to the Secretary must include as to each matter the Shareholder proposes to bring before the meeting: (i) a brief description of the proposal desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting; (ii) the name and record address of the Shareholder proposing such business and any other Shareholders known by such Shareholder to be supporting such proposal; (iii) the class and number of shares of the Company's stock which are beneficially owned by the Shareholder and any other Shareholders known by such Shareholder to be supporting such proposal; and
(iv) any financial interest of the Shareholder in such proposal.

                                 OTHER MATTERS

     The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournments and postponements thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgments.

                                 ANNUAL REPORTS

     The Company's 1994 Annual Report to Shareholders has been mailed to shareholders concurrently with this Proxy Statement, but such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

Irvine, California

October 3, 1994

          SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES ON, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                   EXHIBIT A
                                   ---------

                          WESTERN DIGITAL CORPORATION
                              AMENDED AND RESTATED
                           EMPLOYEE STOCK OPTION PLAN

     1.  Purpose.  The purpose of this Western Digital Corporation Employee
         -------
Stock Option Plan (the "Plan") is to further the growth and development of Western Digital Corporation (the "Company") and its subsidiaries by providing, through ownership of stock of the Company, an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interest in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

     2.  Incentive and Non-Qualified Stock Options.  Two types of options
         -----------------------------------------
(referred to herein as "options" without distinction between such two types) may be granted under the Plan: options intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and other options not specifically authorized or qualified for favorable income tax treatment by the Code ("Non-Qualified Stock Options").

     3.  Administration.
         --------------

     3.1  Administration by Board.  Subject to Section 3.2, the Plan shall be
          -----------------------
administered by the Board of Directors of the Company (the "Board"). Subject to the provisions of the Plan, the Board shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible employees (as determined pursuant to Section 4) of the Company and its subsidiaries those employees to whom options will be granted, to determine the timing and manner of the grant of the options, to determine the exercise price, the number of shares covered by and all of the terms of the options, to determine the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Board of any provision of the Plan, or of any grant or agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

     3.2  Administration by Committee.  The Board may, in its sole discretion,
          ---------------------------
delegate any or all of its administrative duties to a committee appointed by the Board (the "Committee") consisting of three Board members, each of whom, during such time as one or more persons eligible to receive options under the Plan is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") shall be disinterested within the meaning of Rule 16b-3 under the Exchange Act (or any successor rule, "Rule 16b-3"), provided, however, that the Board may from time to time increase the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan. The Board or the Committee, as the case may be, is sometimes referred to herein as the "Administrator."

     4.  Eligibility.  Any employee (including any officer who is an employee)
         -----------
of the Company or any of its subsidiaries who does not own stock possessing more than 10% of the total combined voting power of all outstanding shares of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive a grant or grants of such options under the Plan; provided, however, that notwithstanding the foregoing, any employee of the Company who owns stock possessing more than 10% of the total combined voting power of all outstanding shares of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive a grant or grants of such options under the Plan if at the time such options are granted the option exercise price therefor is at least 110% of the Fair Market Value (as defined below) of the shares subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted. An employee may receive more than one option under the Plan. Notwithstanding the foregoing, no person who is a director of the Company shall be eligible to receive an option under the Plan unless the granting of such option shall be effected in such a manner as not to impair the Plan's qualification under Rule 16b-3.

     5.  Shares Subject to Options.  The stock available for issuance upon
         -------------------------
exercise of stock options granted under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares that may be issued after September 5, 1985, pursuant to exercise of options granted under the Plan shall not exceed 11,450,000 shares of Common Stock (subject to adjustment as provided herein). In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the option shall not count against the share limit set forth herein and shall again be available for issuance upon exercise of stock options granted under the Plan as if no option had been granted with respect to such shares.

     6.  Terms and Conditions of Options.
         -------------------------------

     6.1  Grants of Options.  Subject to the express provisions of the Plan, the
          -----------------
Administrator shall from time to time in its discretion select those individuals to whom options shall be granted, and shall determine the terms of such options (which need not be identical) and the number of shares of Common Stock for which each may be exercised. Notwithstanding anything to the contrary herein, the number of shares of Common Stock with respect to which an option or options may be granted to any optionee in any one taxable year of the Company shall not exceed 400,000, subject to adjustment as provided herein (the "Maximum Annual Employee Grant"). Each option shall be subject to the terms and conditions of the Plan and such other terms and conditions established by the Administrator as are not inconsistent with the purpose and provisions of the Plan.

     6.2  Agreements or Confirming Memos.  Options granted under the Plan may
          ------------------------------
but need not be evidenced by agreements (which need not be identical) in such form and containing such provisions consistent with the Plan as the Administrator shall from time to time approve. Options not documented by written agreement shall be memorialized by a written confirming memorandum stating the material terms of the option and provided to the option recipient. Each agreement or confirming memorandum shall specify whether the subject option is an Incentive Stock Option or a Non-Qualified Stock Option.

     6.3  Optionee's Employment.  Each optionee shall agree to remain in the
          ---------------------
employ of, and to render services to, the Company or its subsidiaries for a period of one year from the date the option is granted, but neither the Company nor any of its subsidiaries shall be obligated to continue to employ the optionee for any period.

     6.4  Option Exercise Price.  The purchase price for the shares subject to
          ---------------------
any option shall be determined by the Administrator but shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the option is granted. For purposes of the Plan, the "Fair Market Value" of any share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the last reported sale price per share on such date on the principal exchange on which it is traded, or if no sale was made on such date on such principal exchange, at the closing reported bid price on such date on such exchange, or
(b) if the Common Stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on such date, or (c) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Administrator. The Administrator may, with the consent of an optionee, amend the terms of any option to provide that the exercise price of the shares remaining subject to the option shall be reestablished at a price not less than 100% of the Fair Market Value of the Company's Common Stock on the effective date of the amendment; provided, however, that the number of shares of Common Stock subject to options which may be amended to reduce the exercise price to the Fair Market Value as of the date of such amendment (pursuant to this Section 6.4 or any other provision of this Plan) shall not exceed 5% of the sum of (i) the number of shares which are added to the shares authorized for issuance under the Plan after September 1, 1994; (ii) the number of shares subject to options which were outstanding (i.e.,
                                                                           ---
granted but unexercised) as of September 1, 1994 under the Plan; and (iii) the number of shares available for future grant under the Plan as of September 1, 1994. No modification of any other term or provision of any option that is amended in accordance with the foregoing shall be required.

     6.5  Medium and Time of Payment.  The purchase price for any shares
          --------------------------
purchased pursuant to exercise of an option granted under the Plan shall be paid in full upon exercise of the option in cash or such other consideration as the Administrator may deem acceptable, including without limitation securities of the Company (delivered by or on behalf of the person exercising the option or retained by the Company from the stock otherwise issuable upon exercise and valued at Fair Market Value as of the exercise date), provided, however, that the Administrator may, in the exercise of its discretion, allow exercise of an option in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise. Shares of Common Stock transferred to the Company upon exercise of an option shall not increase the number of shares available for issuance upon exercise of options granted under the Plan. Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance the optionee's purchase of shares pursuant to exercise of any option, on such terms as may be approved by the Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

     6.6  Option Period and Vesting.  Subject to Section 6.14, options granted
          -------------------------
under the Plan shall vest and may be exercised as determined by the Administrator, except that no option may vest and become exercisable at any time prior to six months from the date the option is granted. Exercise of options after termination of the optionee's employment shall be subject to Sections 6.13 and 6.14. Each option granted hereunder and all rights or obligations under such option shall expire on such date as shall be determined by the Administrator, but not later than ten years after the date the option is granted, or five years after the date of grant in the case of an option recipient who at the time of grant owns more than 10% of the total combined voting power of all outstanding shares of all classes of stock of the Company or any of its parent or subsidiary corporations, and shall be subject to earlier termination as herein provided.

     6.7  Exercise of Options.  To the extent that an optionee has the right to
          -------------------
exercise an option, the option may be exercised from time to time by written notice to the Company stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares, except that in no event shall the Company be required to issue fractional shares upon the exercise of an option, and the Administrator may, in its discretion, require that any exercise of an option be for at least 100 shares or, if less, the total number of shares for which the option is then exercisable. Any certificate(s) for outstanding securities of the Company used to pay the purchase price shall be accompanied by stock power(s) duly endorsed in blank by the registered holder of the certificate(s). In the event the certificate(s) tendered by the optionee in such payment cover more shares than are required for such payment, the certificate(s) shall also be accompanied by instructions from the optionee to the Company's transfer agent with respect to disposition of the balance of the securities covered thereby. Notwithstanding any other provision of this Plan, the Administrator may impose such conditions upon the exercise of options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3, other relevant securities laws and rules, and any applicable section of or rule under the Code. Whenever shares of stock are to be issued upon exercise of an option granted under the Plan or subsequently transferred, the Administrator shall have the right to require the optionee or transferor to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. The Administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of securities of the Company or by withholding a portion of the stock otherwise issuable upon exercise of an option.

     6.8  No Transfer of Option.  No option granted under the Plan shall be
          ---------------------
assignable or transferable except by will or by the laws of descent and distribution, or upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administrator and under circumstances that would not adversely affect the interests of the Company and, in the case of an optionee subject to Section 16 of the Exchange Act, would not be inconsistent with Rule 16b-3, pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of an optionee, an option granted to him or her shall be exercisable only by the optionee (or the optionee's permitted transferee) or his or her guardian or legal representative.

     6.9  Limit on Incentive Stock Options.  Subject to Section 12.1, the
          --------------------------------
aggregate Fair Market Value (determined as of the time the option is granted) of the stock for which Incentive Stock Options granted to any one employee under all stock option plans of the Company and its parent and subsidiary corporations first become exercisable during any calendar year after December 31, 1986 shall not exceed $100,000.

     6.10  Restriction on Issuance of Shares.  The issuance of options and
           ---------------------------------
shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended.

     6.11  Investment Representation.  Any optionee may be required, as a
           -------------------------
condition of issuance of shares covered by his or her option, to represent that the shares to be acquired pursuant to exercise of the option will be acquired for investment and without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration, and in addition, the Company may issue stop transfer instructions to the transfer agent of the Company's securities restricting the transfer of such shares.

     6.12  Rights as a Shareholder or Employee.  An optionee or transferee of an
           -----------------------------------
option shall have no rights as a shareholder of the Company with respect to any shares covered by any option until (i) the Company has received all amounts payable in connection with the exercise of the option, including the exercise price and any amounts required by the Company to satisfy tax withholding requirements, and (ii) a share certificate for such shares has been issued. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 6.15. Nothing in the Plan or in any grant or option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the optionee's employment at any time.

     6.13  Termination of Employment, Disability, or Death.  In general, subject
           -----------------------------------------------
to Section 6.14, options shall be exercisable by an optionee (or his or her permitted successor in interest) following such optionee's termination of employment only to the extent that such options had become exercisable on or prior to the date of such termination. In the event an optionee ceases to be an employee of the Company and its subsidiaries for any reason (other than cause) while still living, any option or unexercised portion thereof granted to the optionee may, to the extent such option was exercisable by the optionee on or prior to the date he or she ceased to be an employee (or is accelerated pursuant to Section 6.14 to a date within three months of termination of employment), be exercised by the optionee within three months of the date on which he or she ceased to be an employee, but in any event not later than the date of expiration of the option. In the event of the death or disability (as defined in Section 105(d)(4) of the Code) of the optionee while he or she is an employee of the Company or any of its subsidiaries or within not more than three months of the date on which he or she ceased to be an employee for any reason other than cause, any option or unexercised portion thereof granted to the optionee may, to the extent such option was exercisable by the optionee on or prior to the date of death or disability (or is accelerated pursuant to Section 6.14 to a date within the period during which such option may be exercised as set forth below), be exercised by the optionee or, if the optionee is then deceased or incapacitated, by the optionee's personal representatives, heirs, or legatees at any time prior to the later of (i) one year from the date on which the optionee ceased to be an employee or (ii) the latest date the option could have been exercised by the optionee if not disabled or dead, but in any event, not later than the date of expiration of the option. Notwithstanding the foregoing, however, if an optionee's employment with the Company and its subsidiaries is terminated for cause, as determined by the Administrator in its sole discretion, all options held by such optionee shall expire on the date of termination of employment and thereafter shall not be exercisable in whole or in part.

     6.14  Modification, Extension, and Renewal of Options; Alteration of
           --------------------------------------------------------------
Vesting and Exercise Periods.  Subject to the terms and conditions and within
- - ----------------------------
the specific limitations of the Plan, the Administrator may modify, extend, or renew outstanding options granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Without limitation of the foregoing and notwithstanding anything in this Plan to the contrary, the Administrator may at any time and from time to time in its discretion (i) designate shorter or longer periods than specified herein or in any particular option grant or agreement following the termination of an optionee's employment with the Company or any of its subsidiaries or the optionee's death or disability during which the optionee may exercise options, provided, however, that any shorter periods determined by the Administrator shall be effective only if determined at the time of the grant of the affected option or if such shorter period is agreed to in writing by the optionee, and any longer periods may not extend beyond the original termination date of the affected option; (ii) subject to the six-month minimum vesting period described in Section 6.6, accelerate vesting of an option in whole or part by increasing the number of shares purchasable at any particular time, provided that no such acceleration shall increase the total number of shares for which the option may be exercised; and (iii) extend the period after death or disability or termination of employment during which vesting of all or any portion of any options that had not become exercisable on or prior to the date thereof may occur. Notwithstanding the foregoing, no option shall be modified in such a manner as to impair any rights of the optionee under the option, or to cause an Incentive Stock Option to cease to qualify as such, without the consent of the optionee.

     6.15  Recapitalization or Reorganization of the Company.  Except as
           -------------------------------------------------
otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan, the Maximum Annual Employee Grant, the option rights granted under the Plan, and the exercise price of such option rights, in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company affecting the Common Stock of the Company. In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to issue substitute options in place thereof; provided, however, that, notwithstanding the foregoing, if such options would otherwise be canceled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, reorganization, or consolidation, to exercise the optionee's option in whole or in part without regard to any installment exercise provisions in the optionee's option agreement. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, the determination of which in that respect shall be final, binding, and conclusive, provided that an Incentive Stock Option shall not without the consent of the optionee be adjusted in a manner that causes the option to fail to continue to qualify as an Incentive Stock Option.

     7.  Termination or Amendment of Plan.  The Board or the Committee may at
         --------------------------------
any time or from time to time suspend, terminate or amend the Plan; provided that, without approval of the shareholders of the Company, there shall be, except as specifically permitted by the Plan, no increase in the total number of shares issuable upon exercise of options granted under the Plan, no change in the class of persons eligible to receive options granted under the Plan, and no extension of the latest date upon which options may be granted under the Plan; and provided further that, without the consent of the optionee, no amendment may adversely affect any then outstanding option or any unexercised portion thereof without the consent of the holder of such option.

     8.  Indemnification.  In addition to such other rights of indemnification
         ---------------
as they may have as members of the Board or the Committee, the members of the Board or the Committee administering the Plan shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his or her duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     9.  1978 Non-Qualified Stock Option Plan.  The Plan as set forth herein
         ------------------------------------
constitutes an amendment and restatement of the Company's 1978 Non-Qualified Stock Option Plan which was adopted in 1978. The Administrator may, in its discretion, authorize the conversion, to the fullest extent permitted by law, of Non-Qualified Stock Options granted under the 1978 Non-Qualified Stock Option Plan prior to such amendment to Incentive Stock Options under this Plan, as so amended. Any such options converted to Incentive Stock Options shall be treated as Incentive Stock Options for all purposes under the Plan; provided, however, that none of the terms or conditions of any of such options, including, but not limited to, the exercise price, the term of the option, and the time(s) within which the option may be exercised, shall be altered or amended by reason of such conversion.

     10.  Options Granted Prior to Amendment and Restatement.  The Plan, as
          --------------------------------------------------
amended and restated from time to time, shall, in the discretion of the Administrator, apply to and govern options granted under the Plan prior to the date of any such amendment or restatement, subject to the consent of any holder of an option who would be disadvantaged by application to such option of the Plan as amended and restated after the grant of such option.

     11.  Term of Plan.  Unless sooner terminated by the Board or the Committee
          ------------
in its sole discretion, the Plan will expire on November 10, 2004 (the "Termination Date"). Options may be granted under the Plan until midnight on the Termination Date, whereupon the Plan shall terminate. No options may be granted during any suspension of the Plan or after its termination. Notwithstanding the foregoing, each option properly granted under the Plan shall remain in effect until such option has been exercised or terminated in accordance with its terms and the terms of the Plan.

     12.  Miscellaneous.
          -------------

     12.1  Plan Provisions Regarding Incentive Stock Options.  Options
           -------------------------------------------------
originally granted as Incentive Stock Options but that subsequently become Non-Qualified Stock Options need not satisfy any requirements of the Plan applicable to Incentive Stock Options.

     12.2  Other Compensation Plans.  The adoption of this Plan shall not affect
           -------------------------
any other stock option, incentive, or compensation plans in effect for the Company or any of its subsidiaries, and the Plan shall not preclude the Company or any of its subsidiaries from establishing any other forms of incentive compensation for employees, directors, or advisors of the Company or any of its subsidiaries.

                          WESTERN DIGITAL CORPORATION
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                   ARTICLE I
                                    GENERAL

     1. Adoption and Amendments. This Western Digital Corporation Stock Option Plan for Non-Employee Directors (the "Plan") was adopted by the Board of Directors of Western Digital Corporation (the "Company") as of May 15, 1985, the effective date of the Plan, subject to approval of the Company's shareholders which was obtained at the Annual Meeting of Shareholders held on November 15, 1985. Amendment No. 1 to the Plan was adopted by the Board of Directors as of December 6, 1985, subject to shareholder approval which was obtained at the Annual Meeting of Shareholders held on November 13, 1986. Amendment No. 2 to the Plan was adopted by the Board as of September 22, 1987, subject to shareholder approval which was obtained at the Annual Meeting of Shareholders held on November 19, 1987 (the "1987 Annual Meeting"). Amendment No. 3 to the Plan was approved by the Board of Directors without shareholder approval on November 19, 1987. Amendment No. 4 to the Plan was adopted by the Board of Directors as of September 22, 1988, subject to shareholder approval which was obtained at the Annual Meeting of shareholders held on November 17, 1988. Amendment No. 5 to the Plan was adopted by the Board of Directors as of July 27, 1989, subject to shareholder approval which was obtained at the Annual Meeting of Shareholders held on November 16, 1989. Amendment No. 6 to the Plan was adopted by the Board of Directors as of July 26, 1990, subject to shareholder approval which was obtained at the Annual Meeting of Shareholders held on November 15, 1990. Amendment No. 7 of the Plan was approved by the Board of Directors without shareholder approval on May 23, 1991.

     2. Purpose. This Plan is designed to promote the interests of the Company and its shareholders by attracting and retaining highly qualified independent directors through investment interests in the Company's future success.

     3. Administration. The Plan shall be administered by the Company, which shall have the power to construe the Plan, to determine all questions arising thereunder, to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable, and to otherwise carry out the terms of the Plan. The interpretation and construction by the Company of any provisions of the Plan or of any option granted under it shall be final. Notwithstanding the foregoing, the Company shall have no authority or discretion as to the persons eligible to receive options granted under the Plan, or the number of shares covered by options granted under the Plan, which matters are specifically governed by the provisions of the Plan.

     4. Eligible Directors. A person shall be an "Eligible Director" with respect to any option to be granted to him under the Plan if, at the time provided for the option's grant, he is a duly elected or appointed member of the Company's Board of Directors, but is not then otherwise an employee of the Company or any of its subsidiaries and has not been an employee of the Company or any subsidiary since the beginning of the Company's preceding fiscal year.

     5. Grants of Initial Options. Each Eligible Director on the effective date of the Plan, as of that date, and each Eligible Director who is not a director on the Plan's effective date, as of the effective date of his first appointment to the Board of Directors or first election as a director by the shareholders, whichever is earlier, shall receive a one-time option to purchase 20,000 shares of the Company's Common Stock under the Plan (an "Initial Option"), subject to adjustment as provided in Article III hereof. Pursuant to the terms of Amendment No. 1 to the Plan, certain holders of Initial Options to purchase 20,000 shares of Common Stock exchanged such Initial Options for Initial Options to purchase 14,150 shares of Common Stock having lower exercise prices (the "Exchanged Initial Options").

     6. (a) Grants of Additional Options. Six months after any exercise or termination, following the 1987 Annual Meeting, of an Initial Option (other than an Exchanged Initial Option) or an option granted under this paragraph (an "Additional Option") held by an Eligible Director, such Eligible Director shall automatically be granted an Additional Option to purchase a number of shares equal to the number of shares purchased upon such option exercise or the number of shares subject to the unexercised portion of the terminated option, as the case may be. Six months after any exercise or termination, following the 1987
Annual Meeting, of an Exchanged Initial Option held by an Eligible Director, such Eligible Director shall automatically be granted an Additional Option to purchase a number of shares which represents the same proportion of 20,000 shares as the proportion determined by dividing the number of shares purchased upon such exercise, or the number of shares subject to the unexercised portion of the terminated option, as the case may be, by the total number of shares subject to purchase at any time before or after the 1987 Annual Meeting upon exercises of that Exchanged Initial Option. For each exercise of an Initial Option or an Exchanged Initial Option before the date of the 1987 Annual Meeting by an Eligible Director who is reelected at the 1987 Annual Meeting, an Additional Option shall be granted to such director on the date of the 1987 Annual Meeting, or six months after the date of such exercise, whichever is later, entitling him to purchase a number of shares which represents the same proportion of 20,000 shares as the proportion determined by dividing the number of shares purchased upon such exercise by the total number of shares subject to purchase at any time before or after the 1987 Annual Meeting upon exercises of that Initial Option or Exchanged Initial Option. Any Eligible Director who has not been granted an Initial Option because of current or prior employment with the Company or its subsidiaries shall, six months after he first becomes an Eligible Director, be granted an Additional Option to purchase up to 20,000 shares of Common Stock. Notwithstanding any other provisions of the Plan to the contrary, the maximum number of shares of the Company's Common Stock which may be issued upon the exercise of all Additional Options granted to any director (excluding any option granted pursuant to the preceding sentence of this paragraph) shall not exceed 30,000 shares.

     (b) Grants of "1989 Options". In addition to his Initial Options and Additional Options, each Eligible Director elected at the 1989 Annual Meeting shall be granted, effective the date of the 1989 Annual Meeting, a one-time option to purchase 10,000 shares of the Company's Common Stock under the Plan, subject to adjustment as provided in Article III hereof.

     7. Shares of Common Stock Subject to the Plan. The shares that may be issued under the Plan shall be authorized and unissued shares of the Company's Common Stock. The aggregate number of shares which may be issued under the Plan shall not exceed 800,000 shares of Common Stock, unless an adjustment is required in accordance with Article III.

     8. Amendment of the Plan. The Board of Directors may, insofar as permitted by law, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair or diminish any rights or obligations under any option theretofore granted under the Plan without the consent of the person to whom such option was granted. In addition, without further shareholder approval the Plan may not be amended so as to increase the number of shares subject to the Plan (as adjusted under Article III), increase the number of shares for which an option or options may be granted to any optionee(as adjusted under Article III), change the designation in Section 4 of Article I of the class of persons eligible to receive options under the Plan, provide for the grant of options having an option price per share less than the fair market value (as defined in Section 13 of this Article I) on the date of grant, or extend the final date upon which options may be granted under the Plan.

     9. Term of Plan. Options may be granted under the Plan until May 15, 1995, the date of termination of the Plan. Notwithstanding the foregoing, each option granted under the Plan shall remain in effect until such option has been exercised or terminated in accordance with its terms and the terms of the Plan.

     10. Restrictions. All options granted under the Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an option or the issuance, if any, or purchase of shares in connection therewith, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     11. Nonassignability. No option granted under the Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by the optionee, and no other person shall acquire any rights therein.

     12. Withholding Taxes. Whenever shares of Common Stock are to be issued under the Plan, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

     13. Definition of "Fair Market Value". For purposes of the Plan, the term "fair market value," when used in reference to the value of a share of the Company's Common Stock on the date an option is granted under the Plan, shall be: (a) if the Common Stock is listed on an established stock exchange or exchanges, the mean between the highest and lowest sale prices of the Common Stock quoted in the Transactions Index of each such exchange as averaged with such mean price as reported on any and all other exchanges, as published in "The Wall Street Journal" and determined by the Company, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted, provided that the mean on such preceding date is not less than 100% of the fair market value of the Common Stock on the date the option is granted; or, (b) if the Common Stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on such date; or, (c) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Company.

                                   ARTICLE II
                                 STOCK OPTIONS

     1. Grant of Stock Options. Grants of stock options shall be made under the Plan in accordance with all the terms and conditions contained herein. Each option granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company and by the director to whom such option is granted, which option agreements may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan. Any option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Company.

     2. Term of Options and Effect of Termination. Notwithstanding any other provision of the Plan, no options granted under the Plan shall be exercisable after the expiration of ten years from the effective date of its grant. In the event that any outstanding option under the Plan expires by reason of lapse of time or is otherwise terminated without exercise for any reason, then the shares of Common Stock subject to any such option which have not been issued pursuant to the exercise of the option shall again become available in the pool of shares of Common Stock for which options may be granted under the Plan.

     3. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by agreements in such forms as the Company shall from time to time determine, which agreements shall comply with the following terms and conditions:

     (a) Each option agreement shall state the number of shares to which the option pertains.

     (b) Each option agreement shall state the option price per share (or the method by which such price shall be computed) which shall be equal to 100% of the fair market value (as determined under Section 13 of Article I) of a share of the Common Stock on the date such option is granted.

     (c) The option price shall be payable upon the exercise of an option in the legal tender of the United States or by transferring to the Company for redemption shares of Common Stock of the Company (either previously owned shares or option shares currently exercisable) at their fair market value (determined in the manner provided in Section 13 of Article I as of the date provided in
Section 3(d) of this Article II). Shares of Common Stock transferred to the Company upon exercise of an option shall not increase the number of shares available for issuance under the Plan. Upon receipt of payment, the Company shall deliver to the optionee (or person entitled to exercise the option) a certificate or certificates for the shares of Common Stock to which the option pertains.

     (d) To the extent that an optionee has the right to exercise an option and purchase shares pursuant thereto, the option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares. If shares of Common Stock of the Company are used in part or full payment for the shares to be acquired upon exercise of the option, such shares shall be valued for the purpose of such exchange as of the date of exercise of the option in accordance with the provisions of Section 3(c) of this Article II. Any certificate(s) for shares of outstanding Common Stock of the Company used to pay the purchase price shall be accompanied by stock power(s) duly endorsed in blank by the registered holder of the certificate(s) (with the signature thereon guaranteed). In the event the certificate(s) tendered by the optionee in such payment cover more shares than are required for such payment, the certificate(s) shall also be accompanied by instructions from the optionee to the Company's transfer agent with respect to disposition of the balance of the shares covered thereby.

     (e) Initial Options granted under the Plan as of the effective date of the Plan became exercisable with respect to 10,000 shares on November 16, 1985; 5,000 shares on May 16, 1986; and 5,000 shares on May 16, 1987. Subject to
Section 5 of Article I, Initial Options granted on the effective date of a director's appointment to the Board shall become exercisable in installments of 10,000 shares on the later of (i) the date of such director's election by the shareholders or (ii) the date six months after the date of such grant (the "Initial Exercise Date"); 5,000 shares on the date six months after the Initial Exercise Date; and 5,000 shares on the date 18 months after the Initial Exercise Date. Each Exchanged Initial Option became exercisable with respect to 7,075 shares of Common Stock on November 13, 1986 and 3,538 shares on December 6, 1986, and shall become exercisable with respect to 3,537 shares on December 6, 1987. All other Initial Options granted under the Plan shall become exercisable in installments of 10,000 shares on the date six months after the date of such grant; 5,000 shares on the date of the first anniversary of such grant; and 5,000 shares on the date of the second anniversary of such grant. To the extent an Initial Option or Exchanged Initial Option is so exercisable, and is not earlier terminated, it may generally be exercised in whole or in part at any time or from time to time until it expires ten years after the date of its grant. If an option is exercised in part, the unexercised potion of the option shall continue to be held by the optionee and may thereafter be exercised as herein provided. In the event that a holder of an Initial Option shall cease to be a director of the Company for any reason, any options held by such director shall be exercisable, to the extent they were exercisable at the date he ceased to be a director, for a period on one year after such date, and shall then terminate.

     (f) Each Additional Option granted under the Plan shall first become exercisable with respect to 20% of the underlying shares at the end of six months after the date of its grant, or one year after the date of the 1987 Annual Meeting in the case of an Additional Option granted under Section 6 of
Article I as a result of the exercise of an Initial Option or an Exchanged Initial Option before that meeting, and with respect to an additional 5% of the underlying shares at the end of each of the next 16 three-month periods thereafter. To the extent an Additional Option is so exercisable and it is not earlier terminated, it may generally be exercised in whole or in part at any time or from time to time until it expires 5-1/2 years after the date of grant, or six years after the date of the 1987 Annual Meeting in the case of an Additional Option granted as a result of the exercise of an Initial option or an Exchanged Initial Option before the date of the 1987 Annual Meeting. If the holder of an Additional Option shall cease to be a director of the Company, his option shall be exercisable, to the extent it is exercisable at the date he ceases to be a director, for a period of one year after that date if he ceases to be a director because of death or permanent disability, or for a period of three months after that date if he ceases to be a director for any other reason.

     (g) Each 1989 Option granted under the Plan shall first become exercisable on a cumulative basis with respect to 25% of the total number of shares covered thereby at any time after one year from the date the option is granted and with respect to an additional 6.25% of such total number of shares at any time after the end of each of the next 12 three-month periods thereafter. To the extent that a 1989 Option is so exercisable and is not earlier terminated, it may generally be exercised in whole or in part at any time or from time to time until it expires ten years after the date of its grant. If the holder of a 1989 Option ceases to be a director of the Company, the 1989 Option shall be exercisable, to the extent it is exercisable on the date such person ceases to be a director, for a period of one year after that date if such person ceases to be a director because of death or permanent disability, or for a period of six months after that date if such person ceases to be a director for any other reason.

     (h) Subject to Subsections 3(e), 3(f), and 3(g) of this Article II, in the event of the death of an optionee while such optionee is a director of the Company or within the period after termination of such status during which he is permitted to exercise an option, such option may be exercised by any person or persons designated by the optionee on a Beneficiary Designation Form adopted by the Company for such purpose or, if there is no effective Beneficiary Designation Form on file with the Company, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his will or the applicable law of descent and distribution.

                                  ARTICLE III
                     RECAPITALIZATIONS AND REORGANIZATIONS

     1. Anti-dilution Adjustments. The number of shares of Common Stock covered by the Plan, the number of shares and price per share of each outstanding option, and the number of shares subject to each grant provided for in Article II, Section 3 hereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of consideration by the Company.

     2. Corporate Transactions. If the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the same number of shares of Common Stock that are subject to that option would have been entitled. A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, unless the agreement of merger or consolidation shall otherwise provide; provided that, in the event such dissolution, liquidation, merger or consolidation will cause outstanding options to terminate, each optionee shall have the right immediately prior to such dissolution, liquidation, merger or consolidation to exercise his option or options in whole or in part without regard to any limitations on the exercisability of such option or options contained in Sections (e), (f), and (g) of Section 3 of
Article II, other than the expiration dates of the options, provided that no Additional Options shall be granted upon the exercise of an option pursuant to this sentence.

     3. Determination by the Company. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Company, whose determination in that respect shall be final, binding and conclusive. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

     1. Rights as a Shareholder. An optionee or a transferee of an option shall have no rights as a shareholder with respect to any shares covered by the option until the date of the receipt of payment (including any amounts required by the Company pursuant to Section 12 of Article I) by the Company. No adjustment shall be made as to any option for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date, except as provided in Article III.

     2. Purchase for Investment. Unless the shares of Common Stock to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended, the Company shall be under no obligation to issue any shares of Common Stock covered by an option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the shares of

Common Stock issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Common Stock, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares of Common Stock are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

     3. Other Provisions. The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or restrictions required by any applicable securities laws, as the Company shall deem advisable.

PROXY                     WESTERN DIGITAL CORPORATION
                            8105 IRVINE CENTER DRIVE
                                IRVINE, CA 92718

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Charles A. Haggerty and Robert L. Erickson, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Western Digital Corporation held of record by the undersigned on September 16, 1994 at the Annual Meeting of Shareholders to be held on November 10, 1994, and at any postponements or adjournments thereof. The proposals referred to below are described in the Proxy Statement for the Annual Meeting of Shareholders dated October 3, 1994.

1. ELECTION OF   [_] FOR all nominees listed below  [_] WITHHOLD AUTHORITY
   DIRECTORS         (except as marked to               to vote for all nominees
                     the contrary below)                listed below

 (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, LINE
           THROUGH OR OTHERWISE STRIKE OUT THE NOMINEE'S NAME BELOW.)

       CHARLES A. HAGGERTY I. M. BOOTH ANDRE R. HORN IRWIN FEDERMAN ANNE O. KRUEGER GEORGE L. BRAGG STEPHEN B. SCHWARTZ THOMAS E.PARDUN
                    JAMES A. ABRAHAMSON  PETER D. BEHRENDT

2. APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK OPTION PLAN WHICH WILL AUTHORIZE AND RESERVE FOR ISSUANCE AN ADDITIONAL 2,250,000 SHARES OF THE COMPANY'S COMMON STOCK AND EFFECT OTHER CHANGES TO SUCH PLAN AS DESCRIBED IN THE PROXY STATEMENT.
                         [_] FOR[_] AGAINST[_] ABSTAIN

3. APPROVAL OF THE AMENDMENT TO THE STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS WHICH WILL EXTEND THE TERM OF SUCH PLAN FOR AN ADDITIONAL TEN-YEAR PERIOD.
                         [_] FOR[_] AGAINST[_] ABSTAIN

4. RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.
                         [_] FOR[_] AGAINST[_] ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                     (IMPORTANT--PLEASE SIGN ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

                                           DATED: _______________________, 1994


                                           ------------------------------------
                                                        Signature

                                           ------------------------------------
                                                        Signature

                                           Please sign exactly as name appears
                                           hereon. When shares are held by
                                           joint tenants, both should sign.
                                           When signing as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If
                                           a corporation, please sign in full
                                           corporate name by President or
                                           other authorized officer. If a
                                           partnership, please sign in full
                                           partnership name by authorized
                                           person.

                                            PLEASE MARK, SIGN, DATE AND RETURN
                                            THIS PROXY CARD PROMPTLY USING THE
                                                    ENCLOSED ENVELOPE

TO: FIRST INTERSTATE BANK, LTD.
    TRUSTEE OF THE WESTERN DIGITAL CORPORATION SAVINGS AND PROFIT SHARING PLAN

  With respect to shares of Common Stock of Western Digital Corporation included in the Savings and Profit Sharing Plan, you are hereby instructed to vote in accordance with the following all shares allocated to my account in the plan:

1.ELECTION OF   [_] FOR all nominees listed below   [_] WITHHOLD AUTHORITY
  DIRECTORS         (except as marked to                to vote for all nominees
                    the contrary below)                 listed below


 (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, LINE
           THROUGH OR OTHERWISE STRIKE OUT THE NOMINEE'S NAME BELOW.)

       CHARLES A. HAGGERTY I. M. BOOTH ANDRE R. HORN IRWIN FEDERMAN ANNE O. KRUEGER GEORGE L. BRAGG STEPHEN B. SCHWARTZ THOMAS E. PARDUN
                    JAMES A. ABRAHAMSON  PETER D. BEHRENDT

2. APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK OPTION PLAN WHICH WILL AUTHORIZE AND RESERVE FOR ISSUANCE AN ADDITIONAL 2,250,000 SHARES OF THE COMPANY'S COMMON STOCK AND EFFECT OTHER CHANGES TO SUCH PLAN AS DESCRIBED IN THE PROXY STATEMENT.

                         [_] FOR[_] AGAINST[_] ABSTAIN

3. APPROVAL OF THE AMENDMENT TO THE STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS WHICH WILL EXTEND THE TERM OF SUCH PLAN FOR AN ADDITIONAL TEN-YEAR PERIOD.

                         [_] FOR[_] AGAINST[_] ABSTAIN

4. RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

                         [_] FOR[_] AGAINST[_] ABSTAIN

5. In their discretion, Charles A. Haggerty and Robert L. Erickson are authorized to vote upon such other business as may properly come before the meeting.
                     (IMPORTANT--PLEASE SIGN ON OTHER SIDE)
                          (CONTINUED FROM OTHER SIDE)

TO PARTICIPANTS IN THE WESTERN DIGITAL CORPORATION SAVINGS AND PROFIT SHARING
PLAN

  As a participant in the Savings and Profit Sharing Plan, with respect to shares of Western Digital Corporation Common Stock included in the plan at September 16, 1994, you have the right to instruct First Interstate Bank, Ltd., the Trustee, how to vote shares allocated to your accounts in the plan. For your information, a copy of the Proxy Statement for the Annual Meeting of Shareholders to be held on November 10, 1994, is forwarded herewith.

                                           MY SHARES SHALL BE VOTED IN THE
                                           MANNER DIRECTED ABOVE. IF THIS FORM
                                           IS PROPERLY EXECUTED BUT NO
                                           DIRECTION IS MADE ABOVE, THE SHARES
                                           SHALL BE VOTED FOR THE NOMINEES
                                           NAMED IN PROPOSAL 1 AND FOR
                                           PROPOSALS 2, 3 AND 4.

                                           DATED: _______________________, 1994

                                           Signature: _________________________

                                            PLEASE MARK, SIGN, DATE AND RETURN
                                            THIS PROXY CARD PROMPTLY USING THE
                                                    ENCLOSED ENVELOPE